PHOENIX
                                ENGEMANN


Prospectus                                  [arrow] January 20, 1998


                                            [arrow] PHOENIX-ENGEMANN
                                                    GROWTH FUND

                                            [arrow] PHOENIX-ENGEMANN
                                                    NIFTY FIFTY FUND

                                            [arrow] PHOENIX-ENGEMANN
                                                    BALANCED RETURN FUND

                                            [arrow] PHOENIX-ENGEMANN
                                                    GLOBAL GROWTH FUND

                                            [arrow] PHOENIX-ENGEMANN
                                                    SMALL & MID-CAP GROWTH FUND

                                            [arrow] PHOENIX-ENGEMANN
                                                    VALUE 25 FUND


[Phoenix Duff & Phelps logo]

                          PHOENIX-ENGEMANN GROWTH FUND
                       PHOENIX-ENGEMANN NIFTY-FIFTY FUND
                     PHOENIX-ENGEMANN BALANCED RETURN FUND
                      PHOENIX-ENGEMANN GLOBAL GROWTH FUND
                     PHOENIX-ENGEMANN SMALL & MID-CAP FUND
                         PHOENIX-ENGEMANN VALUE 25 FUND
                          600 North Rosemead Boulevard
                        Pasadena, California 91107-2133

                                   PROSPECTUS
                               January 20, 1998

     Phoenix-Engemann Growth Fund (the "Growth Fund" or "Fund") seeks to achieve long-term capital appreciation by emphasizing investments in companies with rapidly growing earnings per share, some of which may be smaller emerging growth companies.

     Phoenix-Engemann Nifty Fifty Fund (the "Nifty Fifty Fund" or "Fund") seeks to achieve long-term capital appreciation by investing in approximately 50 different securities which its Adviser believes offer the best potential for long-term growth of capital.

     Phoenix-Engemann Balanced Return Fund (the "Balanced Return Fund" or "Fund") seeks to maximize a total investment return consistent with reasonable risk through a balanced approach using moderate asset allocation by its Adviser.

     Phoenix-Engemann Global Growth Fund (the "Global Growth Fund" or "Fund") seeks to achieve long-term growth of capital by investing in a globally diversified portfolio of equity securities, which may be traded in securities markets in foreign countries and the United States.

     Phoenix-Engemann Small & Mid-Cap Growth Fund (the "Small & Mid-Cap Growth Fund" or "Fund") seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of companies with market capitalizations below $1.5 billion.

     Phoenix-Engemann Value 25 Fund (the "Value 25 Fund" or "Fund") seeks to achieve substantial dividend income and long-term growth of capital by investing in equity securities which the Adviser believes offer the best potential for current dividend yield and long-term capital appreciation.

     The Phoenix-Engemann Funds (the "Trust") is an open-end management investment company whose shares are offered in six series (each a "Fund" and collectively the "Funds"). Each Fund represents an investment in a separate diversified fund with its own investment objectives and policies designed to meet its specific investment goals. There can be no assurance that any Fund will achieve its objective.

     This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing. No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds, Adviser or Distributor. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state in which, or to any person to whom, it is unlawful to make such offer. Neither the delivery of this Prospectus nor any sale hereunder shall, under any circumstances, create any implication that information herein is correct at any time subsequent to its date. Investors should read and retain this Prospectus for future reference. Additional information about the Funds and the Trust is contained in the Statement of Additional Information, dated January 20, 1998, which has been filed with the Securities and Exchange Commission (the "Commission") and is available upon request at no charge by calling (800) 243-4361 or by writing to Phoenix Equity Planning Corporation at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. The Statement of Additional Information is incorporated herein by reference. The Commission maintains a Web site (http://www.sec.gov) that contains this Prospectus, the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

     Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank, credit union, or affiliated entity, and are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency, and involve investment risk, including possible loss of principal.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
                        CUSTOMER SERVICE: (800) 243-1574
                           MARKETING: (800) 243-4361
                        TELEPHONE ORDERS: (800) 367-5877
                 TELECOMMUNICATION DEVICE (TTY) (800) 243-1926

                               TABLE OF CONTENTS




                                           Page
                                           -----
INTRODUCTION   ...........................    3
FUND EXPENSES  ...........................    4
PERFORMANCE INFORMATION ..................   10
FINANCIAL HIGHLIGHTS .....................   11
INVESTMENT OBJECTIVES AND POLICIES  ......   18
INVESTMENT RESTRICTIONS ..................   24
PORTFOLIO TURNOVER   .....................   25
MANAGEMENT OF THE FUNDS ..................   25
DISTRIBUTION PLANS   .....................   26
HOW TO BUY SHARES ........................   27
INVESTOR ACCOUNT SERVICES  ...............   31
NET ASSET VALUE   ........................   32
HOW TO REDEEM SHARES .....................   33
DIVIDENDS, DISTRIBUTIONS AND TAXES  ......   34
ADDITIONAL INFORMATION  ..................   34

                                 INTRODUCTION

     This Prospectus describes the shares offered by and the operations of The Phoenix-Engemann Funds (the "Trust"). The Trust is a diversified, open-end management investment company established as a Massachusetts business trust. Shares of the Trust are divided into six series, each a "Fund" and collectively the "Funds." Each Fund has a different investment objective, and is designed to meet different investment needs.

The Investment Adviser
     Roger Engemann & Associates, Inc. ("REA" or the "Adviser") serves as investment adviser to the Funds. The Adviser is a subsidiary of Phoenix Duff & Phelps Corporation. See "Management of the Fund" for a description of the Investment Management Agreements and management fees.

Distributor and Distribution Plans
     Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), serves as national distributor of the Funds' shares. See "Distribution Plans" and the Statement of Additional Information. Equity Planning also acts as Administrator of the Funds and as such receives a fee. See "The Administrator." Equity Planning also serves as the Funds' transfer agent. See "The Custodian and Transfer Agent."

     The Funds have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") for Classes B, C and M of all Funds. Pursuant to the distribution plan adopted for Class B Shares, Class C Shares and Class M Shares, the Funds shall reimburse the Distributor up to a maximum annual rate of 0.75%, 0.75% and 0.25%, respectively, of the average daily net assets of each Fund for distribution expenditures incurred in connection with the sale and promotion of each Class of Shares of each Fund. See "Distribution Plans." The Funds also will pay dealers and others, including the Distributor, a continuing service fee equal to 0.25% per annum of the average net asset value of the Funds' shares held by such persons in order to compensate them for providing certain services to their clients, including processing redemption transactions and providing account maintenance and certain information and assistance with respect to the Funds, and responding to shareholder inquiries.

Purchase of Shares
     Each Fund currently offers four classes of shares which may be purchased at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of the purchase ("Class A Shares" and "Class M Shares") or (ii) on a contingent deferred basis ("Class B Shares" and "Class C Shares").

     Class A and M Shares are offered to the public at the next determined net asset value after receipt of the order by State Street Bank and Trust Company ("State Street Bank") plus a sales charge. The maximum initial sales charge is 4.75% and 3.50%, respectively, of the offering price on single purchases of less than $50,000. The sales charges are reduced on a graduated scale on single purchases of $50,000 or more.

     Class B and C Shares are offered to the public at the next determined net asset value after receipt of an order by State Street Bank with no sales charge. Class B Shares are subject to a sales charge if they are redeemed within five years of purchase. Class C Shares redeemed within one year of purchase are subject to a 1% sales charge.

     Shares of each Class represent an identical interest in the investment portfolio of a Fund and have the same rights. For more information on fees and charges applicable for each Fund and Class, refer to "Fund Expenses" and "How to Buy Shares."

     Completed applications for the purchase of shares should be mailed to The Phoenix-Engemann Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. See "How to Buy Shares."

Minimum Initial and Subsequent Investments
     The minimum initial investment is $500 ($25 if using the bank draft investment program designated "Investo-Matic") and the minimum subsequent investment is $25. Exceptions to the minimum and subsequent investment amounts are available under certain circumstances. See "How to Buy Shares."

Redemption of Shares
     Class A and M Shares of a Fund may be redeemed at any time at the net asset value per share next computed after receipt of a redemption request by State Street Bank. Class B and C shareholders redeeming shares within certain time periods of the date of purchase will normally be assessed a contingent deferred sales charge. See "How to Redeem Shares."

Risk Factors
     There can be no assurances that a Fund will achieve its investment objectives. As a result of each Fund's substantial investment in the stock market, the net asset value of a Fund's shares will fluctuate significantly in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which each Fund invests.

     See "Investment Objectives and Policies" and "Investment Techniques and Related Risks" for more information on relevant risks.

                                 FUND EXPENSES

     The following table illustrates all pro forma fees and expenses a shareholder is expected to incur.


                                                                               Growth Fund
                                                    -------------------------------------------------------------------------
                                                    Class A            Class B                   Class C             Class M
                                                     Shares            Shares                     Shares             Shares
Shareholder Transaction Expenses
 Maximum Sales Load Imposed on Purchases               4.75%              None                       None              3.50%
  (as a percentage of offering price)
 Maximum Sales Load Imposed on Reinvested             None                None                       None              None
  Dividends
 Deferred Sales Load (as a percentage of original     None      5% during the first year,         1% during the        None
  purchase price or redemption proceeds, as                     decreasing 1% annually to         first year (c)
  applicable)                                                   2% during the fourth and
                                                                fifth years; decreasing to 0%
                                                                after the fifth year (a)
Redemption Fee                                        None                None                       None              None
 Exchange Fee                                         None                None                       None              None
Annual Fund Operating Expenses(b)
 (as a percentage of average net assets)
 Management Fees                                       0.81%              0.81%                      0.81%            0.81%
 12b-1 Fees(d)                                         0.25%              1.00%                      1.00%            0.50%
 Other Expenses                                        0.53%              0.53%                      0.53%            0.53%
                                                      -----               ----                       ----             ----
 Total Fund Operating Expenses                         1.59%              2.34%                      2.34%            1.84%
                                                      =====               ====                       ====             ====


Examples:

     An investor would bear the following transaction and operating expenses in each Class of the Growth Fund over different time periods, assuming a $1,000 investment, a 5% annual return, and redemption at the end of each time period:


                   Class A     Class B        Class C     Class M
                   ---------   ------------   ---------   --------
      1 year          $63          $64           $34        $53
      3 years          95           93            73         91
      5 years         130          125           125        131
      10 years        227          249(e)        268        243

     An investor would bear the following transaction and operating expenses on the same $1,000 investment, assuming no redemption at the end of each time period:


                   Class A     Class B        Class C     Class M
                   ---------   ------------   ---------   --------
      1 year        $ 63        $ 24           $ 24        $ 53
      3 years          95           73            73         91
      5 years         130          125           125        131
      10 years        227          249(e)        268        243

-----------
(a) Class B Shares purchased prior to January 20, 1998 are subject to the sales load schedule as it existed prior to that date. See "How to Buy Shares--Class B Shares Purchased Prior to January 20, 1998."
(b) Operating expense information for the Fund has been restated to reflect current fees.
(c) Class C Shares purchased prior to January 20, 1998 are not subject to the 1% deferred sales load.

(d) "12b-1 Fees" represent an asset based sales charge that, for a long term shareholder, may be higher than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). 12b-1 Fees as stated include a Service Fee. See "Distribution Plans."
(e) Ten-year figure assumes conversion of Class B shares to Class A shares eight years following the date of purchase.

                                                                               Balanced Return Fund
                                                    -----------------------------------------------------------------------
                                                    Class A              Class B               Class C             Class M
                                                     Shares              Shares                 Shares             Shares
Shareholder Transaction Expenses
 Maximum Sales Load Imposed on Purchases               4.75%                None                   None              3.50%
  (as a percentage of offering price)
 Maximum Sales Load Imposed on Reinvested             None                  None                   None              None
  Dividends
 Deferred Sales Load (as a percentage of original     None        5% during the first year,     1% during the        None
  purchase price or redemption proceeds, as                       decreasing 1% annually to     first year (c)
  applicable)                                                     2% during the fourth and
                                                                  fifth years; decreasing to 0%
                                                                  after the fifth year (a)
 Redemption Fee                                       None                  None                   None              None
 Exchange Fee                                         None                  None                   None              None
Annual Fund Operating Expenses(b)
 (as a percentage of average net assets)
 Management Fees                                       0.79%                0.79%                  0.79%             0.79%
 12b-1 Fees(d)                                         0.25%                1.00%                  1.00%             0.50%
 Other Expenses                                        0.61%                0.61%                  0.61%             0.61%
                                                      -----                 ----                   ----              ----
 Total Fund Operating Expenses                         1.65%                2.40%                  2.40%             1.90%
                                                      =====                 ====                   ====              ====


Examples:

     An investor would bear the following transaction and operating expenses in each Class of the Balanced Return Fund over different time periods, assuming a $1,000 investment, a 5% annual return, and redemption at the end of each time period:


                   Class A     Class B        Class C     Class M
                   ---------   ------------   ---------   --------
      1 year         $ 63         $ 64          $ 34       $ 54
      3 years          97           95            75         93
      5 years         133          128           128        134
      10 years        234          255(e)        274        249

     An investor would bear the following transaction and operating expenses on the same $1,000 investment, assuming no redemption at the end of each time period:


                   Class A     Class B        Class C     Class M
                   ---------   ------------   ---------   --------
      1 year         $ 63         $ 24          $ 24       $ 54
      3 years          97           75            75         93
      5 years         133          128           128        134
      10 years        234          255(e)        274        249

-----------
(a) Class B Shares purchased prior to January 20, 1998 are subject to the sales load schedule as it existed prior to that date. See "How to Buy Shares--Class B Shares Purchased Prior to January 20, 1998."
(b) Operating expense information for the Fund has been restated to reflect current fees.
(c) Class C Shares purchased prior to January 20, 1998 are not subject to the 1% deferred sales load.

(d) "12b-1 Fees" represent an asset based sales charge that, for a long term shareholder, may be higher than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). 12b-1 Fees as stated include a Service Fee. See "Distribution Plans."
(e) Ten-year figure assumes conversion of Class B shares to Class A shares eight years following the date of purchase.

                                                                                 Nifty Fifty Fund
                                                    ------------------------------------------------------------------------
                                                    Class A                 Class B                 Class C         Class M
                                                     Shares                 Shares                   Shares         Shares
Shareholder Transaction Expenses
 Maximum Sales Load Imposed on Purchases               4.75%                   None                     None          3.50%
  (as a percentage of offering price)
 Maximum Sales Load Imposed on Reinvested             None                     None                     None          None
  Dividends
 Deferred Sales Load (as a percentage of original     None       5% during the first year,       1% during the        None
  purchase price or redemption proceeds, as                      decreasing 1% annually to       first year (c)
  applicable)                                                    2% during the fourth and
                                                                 fifth years; decreasing to 0%
                                                                 after the fifth year (a)
 Redemption Fee                                       None                     None                     None          None
 Exchange Fee                                         None                     None                     None          None
Annual Fund Operating Expenses(b)
 (as a percentage of average net assets)
 Management Fees                                       0.83%                   0.83%                    0.83%         0.83%
 12b-1 Fees(d)                                         0.25%                   1.00%                    1.00%         0.50%
 Other Expenses                                        0.55%                   0.55%                    0.55%         0.55%
                                                      -----                    ----                     ----          ----
 Total Fund Operating Expenses                         1.63%                   2.38%                    2.38%         1.88%
                                                      =====                    ====                     ====          ====


Examples:

     An investor would bear the following transaction and operating expenses in each Class of the Nifty Fifty Fund over different time periods, assuming a $1,000 investment, a 5% annual return, and redemption at the end of each time period:


                   Class A     Class B        Class C     Class M
                   ---------   ------------   ---------   --------
      1 year         $ 63         $ 64          $ 34       $ 53
      3 years          96           94            74         92
      5 years         132          127           127        133
      10 years        232          253(e)        272        247

     An investor would bear the following transaction and operating expenses on the same $1,000 investment, assuming no redemption at the end of each time period:


                   Class A     Class B        Class C     Class M
                   ---------   ------------   ---------   --------
      1 year         $ 63         $ 24          $ 24       $ 53
      3 years          96           74            74         92
      5 years         132          127           127        133
      10 years        232          253(e)        272        247

-----------
(a) Class B Shares purchased prior to January 20, 1998 are subject to the sales load schedule as it existed prior to that date. See "How to Buy Shares--Class B Shares Purchased Prior to January 20, 1998."
(b) Operating expense information for the Fund has been restated to reflect current fees.
(c) Class C Shares purchased prior to January 20, 1998 are not subject to the 1% deferred sales load.

(d) "12b-1 Fees" represent an asset based sales charge that, for a long term shareholder, may be higher than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). 12b-1 Fees as stated include a Service Fee. See "Distribution Plans."
(e) Ten-year figure assumes conversion of Class B shares to Class A shares eight years following the date of purchase.

                                                                                 Global Growth Fund
                                                    -----------------------------------------------------------------------------
                                                    Class A                 Class B                   Class C            Class M
                                                     Shares                 Shares                    Shares             Shares
Shareholder Transaction Expenses
 Maximum Sales Load Imposed on Purchases               4.75%                   None                      None              3.50%
  (as a percentage of offering price)
 Maximum Sales Load Imposed on Reinvested             None                     None                      None              None
  Dividends
 Deferred Sales Load (as a percentage of original     None       5% during the first year,         1% during the           None
  purchase price or redemption proceeds, as                      decreasing 1% annually to         first year
  applicable)                                                    2% during the fourth and
                                                                 fifth years; decreasing to 0%
                                                                 after the fifth year (a)
 Redemption Fee                                       None                     None                      None              None
 Exchange Fee                                         None                     None                      None              None
Annual Fund Operating Expenses(b)
 (as a percentage of average net assets)
 Management Fees                                       1.10%                   1.10%                     1.10%             1.10%
 12b-1 Fees(c)                                         0.25%                   1.00%                     1.00%             0.50%
 Other Expenses                                        0.60%                   0.60%                     0.60%             0.60%
                                                      -----                    ----                      ----              ----
 Total Fund Operating Expenses                         1.95%                   2.70%                     2.70%             2.20%
                                                      =====                    ====                      ====              ====


Examples:

     An investor would bear the following transaction and operating expenses in each Class of the Global Growth Fund over different time periods, assuming a $1,000 investment, a 5% annual return, and redemption at the end of each time period:


                   Class A     Class B        Class C     Class M
                   ---------   ------------   ---------   --------
      1 year         $ 66         $ 67          $ 37       $ 57
      3 years         106          104            84        101
      5 years         148          143           143        149
      10 years        264          285(d)        303        280

     An investor would bear the following transaction and operating expenses on the same $1,000 investment, assuming no redemption at the end of each time period:


                   Class A     Class B        Class C     Class M
                   ---------   ------------   ---------   --------
      1 year         $ 66         $ 27          $ 27       $ 57
      3 years         106           84            84        101
      5 years         148          143           143        149
      10 years        264          285(d)        303        280

-----------
(a) Class B Shares purchased prior to January 20, 1998 are subject to the sales load schedule as it existed prior to that date. See "How to Buy Shares--Class B Shares Purchased Prior to January 20, 1998."
(b) Operating expense information for the Fund has been restated to reflect current fees.

(c) "12b-1 Fees" represent an asset based sales charge that, for a long term shareholder, may be higher than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). 12b-1 Fees as stated include a Service Fee. See "Distribution Plans."
(d) Ten-year figure assumes conversion of Class B shares to Class A shares eight years following the date of purchase.

                                                                                Small & Mid-Cap Growth Fund
                                                    -----------------------------------------------------------------------------
                                                    Class A                 Class B                   Class C            Class M
                                                     Shares                 Shares                    Shares             Shares
Shareholder Transaction Expenses
 Maximum Sales Load Imposed on Purchases               4.75%                   None                      None              3.50%
  (as a percentage of offering price)
 Maximum Sales Load Imposed on Reinvested              None                    None                      None              None
  Dividends
 Deferred Sales Load (as a percentage of original      None         5% during the first year,         1% during the        None
  purchase price or redemption proceeds, as                         decreasing 1% annually to         first year
  applicable)                                                       2% during the fourth and
                                                                    fifth years; decreasing to 0%
                                                                    after the fifth year (a)
 Redemption Fee                                        None                    None                      None              None
 Exchange Fee                                          None                    None                      None              None
Annual Fund Operating Expenses(b)
 (as a percentage of average net assets)
 Management Fees                                       1.00%                   1.00%                     1.00%             1.00%
 12b-1 Fees(c)                                         0.25%                   1.00%                     1.00%             0.50%
 Other Expenses                                        0.60%                   0.60%                     0.60%             0.60%
                                                       ----                    ----                      ----              ----
 Total Fund Operating Expenses                         1.85%                   2.60%                     2.60%             2.10%
                                                       ====                    ====                      ====              ====


Examples:

     An investor would bear the following transaction and operating expenses in each Class of the Small & Mid-Cap Growth Fund over different time periods, assuming a $1,000 investment, a 5% annual return, and redemption at the end of each time period:


                   Class A     Class B        Class C     Class M
                   ---------   ------------   ---------   --------
      1 year         $ 65         $ 66          $ 36       $ 56
      3 years         103          101            81         98
      5 years         143          138           138        144
      10 years        254          275(d)        293        270

     An investor would bear the following transaction and operating expenses on the same $1,000 investment, assuming no redemption at the end of each time period:


                   Class A     Class B        Class C     Class M
                   ---------   ------------   ---------   --------
      1 year         $ 65         $ 26          $ 26       $ 56
      3 years         103           81            81         98
      5 years         143          138           138        144
      10 years        254          275(d)        293        270

-----------
(a) Class B Shares purchased prior to January 20, 1998 are subject to the sales load schedule as it existed prior to that date. See "How to Buy Shares--Class B Shares Purchased Prior to January 20, 1998."
(b) Operating expense information for the Fund has been restated to reflect current fees.

(c) "12b-1 Fees" represent an asset based sales charge that, for a long term shareholder, may be higher than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). 12b-1 Fees as stated include a Service Fee. See "Distribution Plans."
(d) Ten-year figure assumes conversion of Class B shares to Class A shares eight years following the date of purchase.

                                                                                      Value 25 Fund
                                                    ------------------------------------------------------------------------------
                                                    Class A                  Class B                   Class C            Class M
                                                     Shares                  Shares                    Shares             Shares
Shareholder Transaction Expenses
 Maximum Sales Load Imposed on Purchases               4.75%                    None                      None              3.50%
  (as a percentage of offering price)
 Maximum Sales Load Imposed on Reinvested             None                      None                      None              None
  Dividends
 Deferred Sales Load (as a percentage of original     None        5% during the first year,         1% during the           None
  purchase price or redemption proceeds, as                       decreasing 1% annually to         first year
  applicable)                                                     2% during the fourth and
                                                                  fifth years; decreasing to 0%
                                                                  after the fifth year (a)
 Redemption Fee                                       None                      None                      None              None
 Exchange Fee                                         None                      None                      None              None
Annual Fund Operating Expenses(b)
 (as a percentage of average net assets)
 Management Fees                                       0.90%                    0.90%                     0.90%             0.90%
 12b-1 Fees(c)                                         0.25%                    1.00%                     1.00%             0.50%
 Other Expenses                                        0.60%                    0.60%                     0.60%             0.60%
                                                      -----                     ----                      ----              ----
 Total Fund Operating Expenses                         1.75%                    2.50%                     2.50%             2.00%
                                                      =====                     ====                      ====              ====

Examples:

     An investor would bear the following transaction and operating expenses in each Class of the Value 25 Fund over different time periods, assuming a $1,000 investment, a 5% annual return, and redemption at the end of each time period:


                   Class A     Class B        Class C     Class M
                   ---------   ------------   ---------   --------
      1 year         $ 64         $ 65          $ 35       $ 55
      3 years         100           98            78         95
      5 years         138          133           133        139
      10 years        244          265(d)        284        260

     An investor would bear the following transaction and operating expenses on the same $1,000 investment, assuming no redemption at the end of each time period:


                   Class A     Class B        Class C     Class M
                   ---------   ------------   ---------   --------
      1 year         $ 64         $ 25          $ 25       $ 55
      3 years         100           78            78         95
      5 years         138          133           133        139
      10 years        244          265(d)        284        260

-----------
(a) Class B Shares purchased prior to January 20, 1998 are subject to the sales load schedule as it existed prior to that date. See "How to Buy Shares--Class B Shares Purchased Prior to January 20, 1998."
(b) Operating expense information for the Fund has been restated to reflect current fees.

(c) "12b-1 Fees" represent an asset based sales charge that, for a long term shareholder, may be higher than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). 12b-1 Fees as stated include a Service Fee. See "Distribution Plans."
(d) Ten-year figure assumes conversion of Class B shares to Class A shares eight years following the date of purchase.


     The purpose of the tables above is to help the investor understand the various costs and expenses that the investor will bear directly or indirectly. The Examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. See "Management of the Funds," "Distribution Plans" and "How to Buy Shares."

                            PERFORMANCE INFORMATION

     Each Fund may, from time to time, include its yield and total return in advertisements or reports to shareholders or prospective investors. Both yield and total return figures are computed separately for each Class of Shares of each Fund in accordance with formulas specified by the Securities and Exchange Commission and are based on historical earnings and are not intended to indicate future performance.

     The yield of each Fund will be computed by dividing the Fund's net investment income over a 30-day period by an average value of invested assets (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount will be compounded for six months and then annualized for a twelve-month period to derive the Fund's yield.

     Standardized quotations of average annual total return for each Class of Shares of a Fund will be expressed in terms of the average annual compound rate of return of a hypothetical investment in such Class of Shares over a period of 1, 5 and 10 years (or up to the life of the Fund). Standardized total return quotations reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A and M Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B and C Shares, and assume that all dividends and distributions are reinvested when paid. Each Fund may also quote supplementally a rate of total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. In addition, each Fund may from time to time publish materials citing historical volatility for shares of that Fund.

     Each Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare that Fund's performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average, Russell 2000 Index, Morgan Stanley Capital International All Country World Index, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The S&P 500 is a commonly quoted measure of stock market performance and represents common stocks of companies of varying sizes segmented across 90 different industries which are listed on the New York Stock Exchange, the American Stock Exchange or traded over the NASDAQ National Market System.


     Advertisements, sales literature and other communications may contain information about a Fund or Adviser's current investment strategies and management style. Current strategies and style may change to allow a Fund to respond quickly to changing market and economic conditions. From time to time, a Fund may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, a Fund may separate its cumulative and average annual returns into income and capital gains components.


     Performance information for a Fund reflects only the performance of a hypothetical investment in Class A, Class B, Class C or Class M Shares of the Fund during the particular time period in which the calculations are based. Performance information should be considered in light of each Fund's investment objectives and policies, characteristics and quality of its portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for each Fund, see the Statement of Additional Information.


     The Trust's Annual Report and Semi-Annual Report, available upon request and without charge, contains a discussion of the performance of each Fund and a comparison of that performance to a securities market index.

                             FINANCIAL HIGHLIGHTS

     The following tables contain information for one Class A, Class B, and Class C share of beneficial interest outstanding for each of the Funds for the periods indicated. Class M Shares were not offered during those periods. The following information for all Funds (other than the Value 25 Fund which is a new series that commenced operation in December of 1996) has been audited by Coopers & Lybrand LLP for the periods from inception through December 31, 1996. For the Value 25 Fund, the information from inception is unaudited. The financial highlights should be read in conjunction with the financial statements contained in the Funds' Annual Report for the year ended December 31, 1996 which is incorporated by reference in the Statement of Additional Information. The financial information for the six-months ended June 30, 1997 is unaudited.


                         Phoenix-Engemann Growth Fund(7)


                                                   For the Six-Months Ended
                                                   June 30, 1997 (Unaudited)
                                           ---------------------------------------
                                            Class A        Class B       Class C
                                           ----------     ---------     ---------
Per Share Operating Performance:
Net asset value, beginning of period.....     $21.94        $21.40       $21.40
Gain/(loss) from investment operations:
 Net investment loss(1)..................       (.06)(2)      (.16)(2)     (.16)(2)
 Net realized and unrealized
  gain/(loss) on investments ............       2.10          2.03         2.03
                                               -----         -----        -----
  Total gain/(loss) from
   investment operations  ...............       2.04          1.87         1.87
                                               -----         -----        -----
Less distributions:
 Capital gains   ........................         --            --           --
                                               -----         -----        -----
  Total distributions  ..................         --            --           --
                                               -----         -----        -----
Net asset value, end of period  .........     $23.98        $23.27       $23.27
                                               =====         =====        =====
Total return(4)..........................       9.30%(2)      8.74%(2)     8.74%(2)
Ratios/Supplemental Data:
Net assets, end of period (in 000s)......   $405,689       $54,094      $29,897
Ratio of expenses to average
 net asset ..............................        1.6%(2)       2.3%(2)      2.3%(2)
Ratio of net investment loss to
 average net assets(5) ..................       (0.5)%(2)     (1.5)%(2)    (1.5)%(2)
Portfolio turnover rate   ...............       45.8%         45.8%        45.8%
Average commission rate paid
 per share(6) ...........................    $0.0592       $0.0592      $0.0592



                                                                For the Year Ended December 31,
                                            -----------------------------------------------------------------------
                                                           1996                                  1995
                                            --------------------------------------- -------------------------------
                                             Class A      Class B      Class C       Class A     Class B    Class C
                                            ---------    ---------    ---------     ---------   ---------   -------
Per Share Operating Performance:
Net asset value, beginning of period ....     $19.28        $18.99       $18.99        $15.40     $15.28     $15.28
Gain/(loss) from investment operations:
 Net investment loss(1)..................       (.14)(3)      (.31)(3)     (.31)(3)      (.06)      (.20)      (.20)
 Net realized and unrealized
  gain/(loss) on investments ............       4.47          4.39         4.39          4.24       4.21       4.21
                                               -----         -----        -----         -----      -----      -----
  Total gain/(loss) from
   investment operations  ...............       4.33          4.08         4.08          4.18       4.01       4.01
                                               -----         -----        -----         -----      -----      -----
Less distributions:
 Capital gains   ........................      (1.67)        (1.67)       (1.67)         (.30)      (.30)      (.30)
                                               -----         -----        -----         -----      -----      -----
  Total distributions  ..................      (1.67)        (1.67)       (1.67)         (.30)      (.30)      (.30)
                                               -----         -----        -----         -----      -----      -----
Net asset value, end of period  .........     $21.94        $21.40       $21.40        $19.28     $18.99     $18.99
                                               =====         =====        =====         =====      =====      =====
Total return(4)..........................      22.49%(3)     21.52%(3)    21.52%(3)     27.16%     26.26%     26.26%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)......   $426,785       $49,444      $27,239      $415,416    $34,786    $20,497
Ratio of expenses to average
 net asset ..............................        1.6%(3)       2.3%(3)      2.3%(3)       1.6%       2.4%       2.4%
Ratio of net investment loss to
 average net assets(5) ..................       (0.6)%(3)     (1.5)%(3)    (1.5)%(3)     (0.3)%     (1.1)%     (1.1)%
Portfolio turnover rate   ...............       70.1%         70.1%        70.1%         65.9%      65.9%      65.9%
Average commission rate paid
 per share(6) ...........................    $0.0578       $0.0578      $0.0578           N/A        N/A        N/A


                                                     For the Year Ended December 31,
                                           ----------------------------------------------------
                                                           1994                      1993
                                           -------------------------------------   ----------
                                            Class A      Class B       Class C      Class A
                                           ---------    ----------    ----------   ----------
Per Share Operating Performance:
Net asset value, beginning of period.....     $16.00        $15.89       $15.89      $17.00
Gain/(loss) from investment operations:
 Net investment loss(1)..................       (.03)         (.14)        (.14)       (.02)
 Net realized and unrealized gain/
  (loss) on investments   ...............       (.57)         (.47)        (.47)       (.98)
                                               -----         -----        -----       -----
  Total gain/(loss) from
   investment operations  ...............       (.60)         (.61)        (.61)      (1.00)
                                               -----         -----        -----       -----
Less distributions:
 Capital gains   ........................         --            --           --          --
                                               -----         -----        -----       -----
  Total distributions  ..................         --            --           --          --
                                               -----         -----        -----       -----
Net asset value, end of period  .........     $15.40        $15.28       $15.28      $16.00
                                               =====         =====        =====       =====
Total return(4)..........................      (3.75)%       (3.84)%      (3.84)%     (5.87)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)......   $391,831       $11,349       $6,136    $532,208
Ratio of expenses to average
 net asset ..............................        1.6%          2.3%         2.3%        1.6%
Ratio of net investment loss to
 average net assets(5) ..................       (0.2)%        (1.0)%       (1.0)%        --
Portfolio turnover rate   ...............       53.8%         53.8%        53.8%       22.9%
Average commission rate paid
 per share(6) ...........................        N/A           N/A          N/A         N/A



                                                              For the Year Ended December 31,
                                           ------------------------------------------------------------------------
                                               1992         1991          1990          1989      1988       1987
                                            ---------    ----------    ----------    ---------   --------   -------
                                             Class A      Class A       Class A       Class A    Class A    Class A
                                            ---------    ----------    ----------    ---------   --------   --------
Per Share Operating Performance:
Net asset value, beginning of period.....     $16.80        $10.04       $10.53         $8.41      $6.19      $6.99
Gain/(loss) from investment operations:
 Net investment loss(1)..................       (.05)        (.08)         (.09)         (.04)        --       (.06)
 Net realized and unrealized gain/
  (loss) on investments   ...............        .43         6.89          (.39)         3.19       2.22       (.74)
                                               -----         -----        -----         -----      -----      -----
  Total gain/(loss) from
   investment operations  ...............        .38         6.81          (.48)         3.15       2.22       (.80)
                                               -----         -----        -----         -----      -----      -----
Less distributions:
 Capital gains   ........................       (.18)        (.05)         (.01)        (1.03)        --         --
                                               -----         -----        -----         -----      -----      -----
  Total distributions  ..................       (.18)        (.05)         (.01)        (1.03)        --         --
                                               -----         -----        -----         -----      -----      -----
Net asset value, end of period  .........     $17.00        $16.80       $10.04        $10.53      $8.41      $6.19
                                               =====         =====        =====         =====      =====      =====
Total return(4)..........................       2.24%       67.83%        (4.55)%       37.75%     35.78%    (11.45)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)......   $625,624     $323,484       $80,639       $36,722    $18,049    $10,923
Ratio of expenses to average
 net asset ..............................        1.6%         1.8%          2.2%         1.8%        1.8%       2.0%
Ratio of net investment loss to
 average net assets(5) ..................       (0.3)%       (0.6)%        (0.9)%       (0.5)%        --       (0.9)%
Portfolio turnover rate   ...............       24.5%        23.5%         32.0%        93.8%       99.3%     114.5%
Average commission rate paid
 per share(6) ...........................       N/A           N/A           N/A          N/A        N/A        N/A

The table above provides condensed information concerning income and capital changes for one share of Phoenix-Engemann Growth Fund. Such information is based on the Fund's unaudited financial statements for the six-months ended June 30, 1997, and the Fund's audited financial statements for all other periods presented.

-----------
(1)This information was prepared using the average number of shares outstanding during each period.
(2)These amounts reflect the impact of a waiver of administration fees of $35,000. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.06), $(.16) and $(.16), respectively, 9.30%, 8.74% and 8.74%, respectively, 1.6%, 2.3% and
   2.3%, respectively, and (0.5)%, (1.5)% and (1.5)% respectively.
(3)These amounts reflect the impact of a waiver of administration fees of $30,000. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.14), $(.31) and $(.31), respectively, 22.49%, 21.52% and 21.52%, respectively, 1.6%, 2.4%
   and 2.4%, respectively, and (0.7)%, (1.5)% and (1.5)%, respectively.
(4)Total return measures the change in the value of an investment during each of the years indicated. It does not include the impact of paying any applicable front-end or contingent deferred sales charges.
(5)Annualized for periods of less than one year.
(6)This disclosure, effective for the first time in 1996, has not been applied retroactively.
(7)Prior to September 3, 1997, this Fund was called The Pasadena Growth Fund.

                    Phoenix-Engemann Balanced Return Fund(7)



                                                    For the Six-Months Ended
                                                   June 30, 1997 (Unaudited)
                                          --------------------------------------------
                                            Class A        Class B        Class C
                                          -------------- -------------- --------------
Per Share Operating Performance:
Net asset value, beginning of period.....  $28.08        $27.85        $27.88
Gain/(loss) from investment operations:
 Net investment income(1) ...............     .14(2)        .03(2)        .03(2)
 Net realized and unrealized
  gain/(loss) on investments ............    3.06          3.04          3.04
                                           ------       -------       -------
  Total gain/(loss) from
   investment operations  ...............    3.20          3.07          3.07
                                           ------       -------       -------
Less distributions:
Net investment income  ..................      --            --            --
 Capital gains   ........................      --            --            --
                                           ------       -------       -------
  Total distributions  ..................      --            --            --
                                           ------       -------       -------
Net asset value, end of period  .........  $31.28        $30.92        $30.95
                                           ======       =======       =======
Total return(4)..........................   11.40%(2)     11.02%(2)     11.01%(2)
Ratios/Supplemental Data:
Net assets, end of period (in 000s)...... $53,639        $5,931        $4,889
Ratio of expenses to average
 net assets(5)...........................     1.7%(2)       2.5%(2)       2.5%(2)
Ratio of net investment income
 to average   ...........................     0.9%(2)       0.2%(2)       0.2%(2)
Portfolio turnover rate   ...............    13.5%         13.5%         13.5%
Average commission rate paid
 per share(6) ........................... $0.0593       $0.0593       $0.0593



                                                                For the Year Ended December 31,
                                          ------------------------------------------------------------------------
                                                            1996                                 1995
                                          --------------------------------------  --------------------------------
                                           Class A       Class B       Class C     Class A    Class B     Class C
                                          ---------    ----------    -----------  ---------  ---------   ---------
Per Share Operating Performance:
Net asset value, beginning of period.....  $25.39        $25.26      $  25.28      $20.54     $20.49      $20.48
Gain/(loss) from investment operations:
 Net investment income(1) ...............     .29(3)        .09(3)        .09(3)      .27        .08         .07
 Net realized and unrealized
  gain/(loss) on investments ............    4.23          4.16          4.16        5.31       5.29        5.30
                                            ------       ------        ------      ------     ------      ------
  Total gain/(loss) from
   investment operations  ...............    4.52          4.25          4.25        5.58       5.37        5.37
                                            ------       ------        ------      ------     ------      ------
Less distributions:
Net investment income  ..................    (.30)         (.13)         (.12)       (.29)      (.16)       (.13)
 Capital gains   ........................   (1.53)        (1.53)        (1.53)       (.44)      (.44)       (.44)
                                            ------       ------        ------      ------     ------      ------
  Total distributions  ..................   (1.83)        (1.66)        (1.65)       (.73)      (.60)       (.57)
                                            ------       ------        ------      ------     ------      ------
Net asset value, end of period  .........   $28.08       $27.85        $27.88      $25.39     $25.26      $25.28
                                            ======       ======        ======      ======     ======      ======
Total return(4)..........................    17.78%(3)    16.82%(3)     16.79%(3)   27.18%     26.20%      26.23%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)......  $51,947       $4,609        $4,183     $52,028     $2,721      $2,809
Ratio of expenses to average
 net assets(5)...........................      2.0%(3)      2.7%(3)       2.7%(3)     2.1%       2.9%        2.9%
Ratio of net investment income
 to average   ...........................      1.1%(3)      0.3%(3)       0.3%(3)     1.2%       0.3%        0.3%
Portfolio turnover rate   ...............     35.1%        35.1%         35.1%       51.1%      51.1%       51.1%
Average commission rate paid
 per share(6) ...........................  $0.0597      $0.0597       $0.0597         N/A        N/A         N/A


                                                      For the Year Ended December 31,
                                          -----------------------------------------------------
                                                       1994                    1993      1992
                                          -------------------------------    -------   --------
                                           Class A    Class B    Class C     Class A    Class A
                                           -------    -------    --------    -------   --------
Per Share Operating Performance:
Net asset value, beginning of period.....   $21.97     $21.89     $21.89      $21.76     $20.95
Gain/(loss) from investment operations:
 Net investment income(1) ...............      .39        .26        .25         .32        .25
 Net realized and unrealized
  gain/(loss) on investments ............    (1.36)     (1.32)     (1.31)        .21        .69
                                            ------     ------     ------     -------    -------
  Total gain/(loss) from
   investment operations  ...............     (.97)     (1.06)     (1.06)        .53        .94
                                            ------     ------     ------     -------    -------
Less distributions:
Net investment income  ..................     (.46)      (.34)      (.35)       (.32)      (.13)
 Capital gains   ........................       --         --         --          --         --
                                            ------     ------     ------     -------    -------
  Total distributions  ..................     (.46)      (.34)      (.35)       (.32)      (.13)
                                            ------     ------     ------     -------    -------
Net asset value, end of period  .........   $20.54     $20.49     $20.48      $21.97     $21.76
                                            ======     ======     ======     =======    =======
Total return(4)..........................    (4.43)%    (4.85)%    (4.85)%      2.44%      4.49%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)......  $53,047     $1,223     $1,449     $84,591    $75,143
Ratio of expenses to average
 net assets(5)...........................      2.1%       2.9%       2.9%        2.1%       2.3%
Ratio of net investment income
 to average   ...........................      1.8%       1.3%       1.3%        1.5%       1.2%
Portfolio turnover rate   ...............     28.2%      28.2%      28.2%        4.8%       6.3%
Average commission rate paid
 per share(6) ...........................      N/A        N/A        N/A          N/A        N/A



                                                                                     Inception
                                                                                   (June 8, 1987)
                                                                                   to December 31,
                                             1991      1990      1989      1988         1987
                                           --------   -------   -------   -------  --------------
                                           Class A    Class A   Class A   Class A     Class A
                                           --------   -------   -------   -------  --------------
Per Share Operating Performance:
Net asset value, beginning of period.....   $15.30    $15.91    $12.51    $11.50      $10.00
Gain/(loss) from investment operations:
 Net investment income(1) ...............      .24       .16       .18       .13         .16
 Net realized and unrealized
  gain/(loss) on investments ............     5.70      (.25)     3.94      1.38        1.34
                                             -----     -----     -----     -----       -----
  Total gain/(loss) from
   investment operations  ...............     5.94      (.09)     4.12      1.51        1.50
                                             -----     -----     -----     -----       -----
Less distributions:
Net investment income  ..................     (.16)     (.19)     (.19)     (.41)         --
 Capital gains   ........................     (.13)     (.33)     (.53)     (.09)         --
                                             -----     -----     -----     -----        ----
  Total distributions  ..................     (.29)     (.52)     (.72)     (.50)         --
                                             -----     -----     -----     -----        ----
Net asset value, end of period  .........   $20.95    $15.30    $15.91    $12.51      $11.50
                                             =====     =====     =====     =====       =====
Total return(4)..........................    38.89%     (.39)%   32.98%    13.42%      15.00%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)......  $16,020    $5,001    $3,747    $1,924        $742
Ratio of expenses to average
 net assets(5)...........................      2.5%      2.5%      2.1%      2.0%         --
Ratio of net investment income
 to average   ...........................      1.3%      1.0%      1.5%      1.7%        5.3%
Portfolio turnover rate   ...............      4.9%     35.8%     24.3%     30.6%       13.1%
Average commission rate paid
 per share(6) ...........................     N/A        N/A       N/A       N/A         N/A

The table above provides condensed information concerning income and capital changes for one share of Phoenix-Engemann Balanced Return Fund. Such information is based on the Fund's unaudited financial statements for the six-months ended June 30, 1997, and the Fund's audited financial statements for all other periods presented.
-----------
(1)This information was prepared using the average number of shares outstanding during each period.
(2)These amounts reflect the impact of a waiver of administration fees of $65,000. Absent the waiver, net investment income per share, total return and the ratios of expenses and net investment income to average net assets for Class A, Class B and Class C shares would have been $.11, $.00 and $.00 respectively, 11.40%, 11.02% and 11.01%, respectively, 1.9%, 2.7% and 2.7%, respectively, and 0.7%, 0.0% and 0.0%, respectively.
(3)These amounts reflect the impact of a waiver of administration fees of $55,000. Absent the waiver, net investment income per share, total return and the ratios of expenses and investment income to average net assets for Class A, Class B and Class C shares would have been $.27, $.06 and $.06, respectively, 17.66%, 16.74% and 16.71%, respectively, 2.1%, 2.8% and 2.8%, respectively, and 1.0%, 0.2% and 0.2%, respectively.
(4)Total return measures the change in the value of an investment during each of the periods indicated. It does not include the impact of paying any applicable front-end or contingent deferred sales charge.
(5)Annualized for periods of less than one year.
(6)This disclosure, effective for the first time in 1996, has not been applied retroactively.
(7)Prior to September 3, 1997, this Fund was called The Pasadena Balanced Return Fund.

                      Phoenix-Engemann Nifty Fifty Fund(7)


                                                For the Six-Months Ended
                                                June 30, 1997 (Unaudited)
                                          ------------------------------------
                                           Class A       Class B      Class C
                                          ----------    ---------     --------
Per Share Operating Performance:
Net asset value, beginning of period.....   $26.50       $25.88       $25.88
Gain/(loss) from investment
 operations:
 Net investment loss(1)..................     (.08)(2)     (.18)(2)     (.18)(2)
 Net realized and unrealized
  gain/(loss) on investments ............     4.01         3.90         3.90
                                            ------       ------       ------
  Total gain/(loss) from
   investment operations  ...............     3.93         3.72         3.72
                                            ------       ------       ------
Less distributions:
 Capital gains   ........................       --           --           --
                                            ------       ------       ------
  Total distributions  ..................       --           --           --
                                            ------       ------       ------
Net asset value, end of period  .........   $30.43       $29.60       $29.60
                                            ======       ======       ======
Total return(4)..........................    14.83%(2)    14.37%(2)    14.37%(2)
Ratios/Supplemental Data:
Net assets, end of period (in 000s)...... $165,823      $62,923      $37,009
Ratio of expenses to average net   ......      1.6%(2)      2.3%2        2.3%(2)
Ratio of net investment loss to
 average net assets(5) ..................     (0.6)%(2)   ( 1.3)%2      (1.3)%(2)
Portfolio turnover rate   ...............     28.7%        28.7%        28.7%
Average commission rate paid
 per share(6) ...........................  $0.0597      $0.0597      $0.0597



                                                                 For the Year Ended December 31,
                                           -------------------------------------------------------------------------
                                                           1996                                 1995
                                           ------------------------------------     --------------------------------
                                            Class A       Class B      Class C       Class A     Class B    Class C
                                           ----------    ---------    ---------     ---------   ---------  ---------
Per Share Operating Performance:
Net asset value, beginning of period ....    $22.18       $21.85        $21.85        $17.30     $17.17     $17.17
Gain/(loss) from investment
 operations:
 Net investment loss(1)..................      (.12)(3)     (.30)(3)      (.30)(3)      (.05)      (.21)      (.21)
 Net realized and unrealized
  gain/(loss) on investments ............      6.00         5.89          5.89          4.93       4.89       4.89
                                             ------       ------        ------        ------     ------     ------
  Total gain/(loss) from
   investment operations  ...............      5.88         5.59          5.59          4.88       4.68       4.68
                                             ------       ------        ------        ------     ------     ------
Less distributions:
 Capital gains   ........................     (1.56)       (1.56)        (1.56)           --         --         --
                                             ------       ------        ------        ------     ------     ------
  Total distributions  ..................     (1.56)       (1.56)        (1.56)           --         --         --
                                             ------       ------        ------        ------     ------     ------
Net asset value, end of period  .........    $26.50       $25.88        $25.88        $22.18     $21.85     $21.85
                                             ======       ======        ======        ======     ======     ======
Total return(4)..........................     26.53%(3)    25.60%(3)     25.60%(3)     28.21%     27.26%     27.26%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)......  $145,469      $47,143       $26,092      $122,322    $27,462    $15,105
Ratio of expenses to average net   ......       1.7%(3)      2.5%(3)       2.5%(3)       1.9%       2.6%       2.6%
Ratio of net investment loss to
 average net assets(5) ..................      (0.4)%(3)    (1.2)%(3)     (1.2)%(3)     (0.3)%     (1.0)%     (1.0)%
Portfolio turnover rate   ...............      41.9%        41.9%         41.9%         26.5%      26.5%      26.5%
Average commission rate paid
 per share(6) ...........................   $0.0585      $0.0585       $0.0585           N/A        N/A        N/A


                                                                                                                     Inception
                                                                  For the Year Ended December 31,              (December 17, 1990)
                                                -------------------------------------------------------------   to December 31,
                                                             1994             1993        1992        1991           1990
                                                ---------------------------- --------   ---------   ---------  -----------------
                                                Class A   Class B   Class C  Class A     Class A     Class A        Class A
                                                --------  --------  -------  --------   ---------   ---------  -----------------
Per Share Operating Performance:
Net asset value, beginning of period ..........  $17.12   $17.02    $17.02     $17.21     $16.60      $9.97        $10.00
Gain/(loss) from investment operations: .......
 Net investment loss(1)........................    (.03)    (.14)     (.15)      (.06)      (.05)      (.01)           --
 Net realized and unrealized gain/(loss)
  on investments   ............................     .21      .29       .30       (.03)       .66       6.74          (.03)
  Total gain/(loss) from investment operations      .18      .15       .15       (.09)       .61       6.73          (.03)
Less distributions:
 Capital gains  ...............................      --       --        --         --         --       (.10)           --
  Total distributions .........................      --       --        --         --         --       (.10)           --
                                                -------   ------    ------   --------    -------    -------        ------
Net asset value, end of period ................  $17.30   $17.17    $17.17     $17.12     $17.21     $16.60         $9.97
                                                 ======   ======    ======     ======     ======     ======         =====
Total return(4) ...............................    1.05%    0.88%     0.88%     (0.52)%     3.67%     67.64%         (.37)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)  .......... $100,596  $6,722    $4,283   $134,284    $195,067   $64,156          $528
Ratio of expenses to average net  .............     1.9%     2.6%      2.6%       1.8%       1.9%       1.9%          1.2%
Ratio of net investment loss to average
 net assets(5).................................    (0.2)%   (0.9)%    (0.9)%       --       (0.3)%     (0.1)%         0.4%
Portfolio turnover rate  ......................    23.2%    23.2%     23.2%       2.2%      12.9%      27.6%          0.9%
Average commission rate paid per share(6)......     N/A      N/A       N/A        N/A         N/A        N/A          N/A

The table above provides condensed information concerning income and capital changes for one share of Phoenix-Engemann Nifty Fifty Fund. Such information is based on the Fund's unaudited financial statements for the six-months ended
June 30, 1997, and the Fund's audited financial statements for all other periods presented.
-----------
(1)This information was prepared using the average number of shares outstanding during each period.
(2)These amounts reflect the impact of a waiver of administration fees of $82,000. Absent the waiver, net investment loss per share, total return and ratios of expenses and net investment loss to average net assets for Class
   A, Class B and Class C shares would have been $(.09), $(.19) and $(.19) respectively, 14.83%, 14.37% and 14.37%, respectively, 1.7%, 2.4% and 2.4%, respectively, and (0.6)%, (1.4)% and (1.4)%, respectively.
(3)These amounts reflect the impact of a waiver of administration fees of $70,000. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.13), $(.31) and $(.31), respectively, 26.48%, 25.55% and 25.55, respectively, 1.8%, 2.5% and
   2.5%, respectively, and (0.5)%, (1.3)% and (1.3)%, respectively.
(4)Total return measures the change in the value of an investment during each of the periods indicated. It does not include the impact of paying any applicable front-end or contingent deferred sales charge.
(5)Annualized for periods of less than one year.
(6)This disclosure, effective for the first time in 1996, has not been applied retroactively.
(7)Prior to September 3, 1997, this Fund was called The Pasadena Nifty Fifty
   Fund.

                     Phoenix-Engemann Global Growth Fund(7)



                                                                                                                      Inception
                                             For the                                                              (November 1, 1993)
                                         Six Months Ended      For the Year Ended December 31,                         through
                                          June 30, 1997        --------------------------------                     December 31,
                                           (Unaudited)                        1996               1995       1994        1993
                                  --------------------------- -------------------------------  --------  --------- -----------------
                                  Class A  Class B   Class C  Class A    Class B(5) Class C(5) Class A    Class A      Class A
                                  -------- --------  -------- ---------  ---------  ---------  --------  --------- -----------------
Per Share Operating Performance:
Net asset value, beginning of
 period   ........................ $19.06   $19.04    $19.03    $17.27     $17.44    $17.88    $14.06     $11.18       $10.00
Gain/(loss) from investment
 operations:
 Net investment income (loss)(1)..   (.04)    (.10)     (.07)      .03(2)    (.08)     (.04)     .24(2)      .10(2)       .01(2)
 Net realized and unrealized gain
  on investments   ...............   2.92     2.89      2.87      3.55       1.82      1.34      3.11       2.78         1.17
                                   ------   ------    ------    ------     ------    ------    ------     ------       ------
  Total gain from investment
   operations   ..................   2.88     2.79      2.80      3.58       1.74      1.30      3.35       2.88         1.18
                                   ------   ------    ------    ------     ------    ------    ------     ------       ------
Less distributions:
 Net investment income   .........     --       --        --       .04         --      (.01)       --         --           --
 Capital gains  ..................     --       --        --     (1.75)      (.14)     (.14)     (.14)        --           --
                                   ------   ------    ------    ------     ------    ------    ------     ------       ------
  Total distributions ............     --       --        --     (1.79)      (.14)     (.15)     (.14)        --           --
                                   ------   ------    ------    ------     ------    ------    ------     ------       ------
Net asset value, end of period ... $21.94   $21.83    $21.83    $19.06     $19.04    $19.03    $17.27     $14.06       $11.18
                                   ======   ======    ======    ======     ======    ======    ======     ======       ======
Total return(3) ..................  15.11%   14.65%    14.71%    21.77%(2)   9.98%     7.28%    23.84%(2)  25.76%(2)    11.80%(2)
Ratio/Supplemental Data:
Net assets, end of period
 (in 000s)........................ $7,634   $2,197    $1,725    $7,654       $874      $106    $3,203       $141         $112
Ratio of expenses to average net
 assets(4)........................    2.0%     2.8%      2.8%      0.8%(2)    2.7%      2.7%      0.0%(2)    0.0%(2)      0.0%(2)
Ratio of net investment income
 (loss) to average net assets(4)..  (0.4)%    (1.1)%    (1.1)%     0.1%(2)   (1.9)%    (1.6)%     1.4%(2)    0.8%(2)      0.8%(2)
Portfolio turnover rate  .........  93.1%     93.1%     93.1%    220.3%     220.3%    220.3%     29.0%     479.3%       215.8%
Average commission rate paid
 per share(6).....................$0.0150  $0.0150   $0.0150   $0.0301    $0.0301   $0.0301     N/A         N/A          N/A

The table above provides condensed information concerning income and capital changes for one share of Phoenix-Engemann Global Growth Fund. Such information is based on the Fund's unaudited financial statements for the six-months ended June 30, 1997, and the Fund's audited financial statements for all other periods presented.
-----------
(1)This information was prepared using the average number of shares outstanding during each period.
(2)These amounts reflect the impact of a waiver of adviser fees of $62,438, $42,545, $2,784 and $410 for the periods ended December 31, 1996, 1995, 1994 and 1993, respectively, and the Adviser's reimbursement for income taxes of $13,109 during 1994. Absent the waivers and reimbursement, net investment income (loss) per share, total return (not annualized for the period ended December 31, 1993) and the ratios of expenses and net investment income
   (loss) to average net assets (annualized for the period ended December 31, 1993) would have been $(.21), 21.71%, 2.0% and (1.2)%, respectively, $(.15),
   22.88%, 2.3% and (0.9)%, respectively, $(.21), 14.40%, 10.4% (2.3% if only normal and recurring expenses are taken into account) and (1.7)%, respectively, and $(.03), 11.40%, 2.3% and (1.5)%, respectively, for the periods ended December 31, 1996, 1995, 1994, and 1993, respectively.
(3)Total return measures the change in the value of an investment during the period indicated and does not include the impact of paying any sales charge. Total return for the period ended December 31, 1996 for Class B and Class C shares and from inception (November 1, 1993) through December 31, 1993, has not been annualized.
(4)Annualized for periods of less than one year.
(5)The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, September 18, 1996 and October 21, 1996, respectively.
(6)This disclosure, effective for the first time in 1996, has not been applied retroactively.
(7)Prior to September 3, 1997, this Fund was called The Pasadena Global Growth Fund.

                 Phoenix-Engemann Small & Mid-Cap Growth Fund(7)



                                                                                                                      Inception
                                                      For the                                                     (October 10, 1994)
                                                 Six Months Ended        For the Year Ended December 31,               through
                                                   June 30, 1997      ----------------------------------             December 31,
                                                    (Unaudited)                       1996                  1995         1994
                                        ----------------------------- ---------------------------------- ---------- ----------------
                                         Class A   Class B   Class C   Class A     Class B(5) Class C(5)  Class A      Class A
                                        --------- --------- --------- ----------  ----------- ---------- ---------- ----------------
Per Share Operating Performance:
Net asset value, beginning of period...  $18.39    $18.35    $18.35    $14.90      $16.44      $17.99    $12.07        $10.00
Gain/(loss) from investment
 operations:
 Net investment income (loss)(1).......    (.15)     (.22)     (.22)     (.12)(2)    (.32)       (.29)      .22(2)        .07(2)
 Net realized and unrealized gain
 on investments  ......................    2.70      2.68      2.68      7.45        2.43         .85      2.87          2.00
                                         ------    ------    ------    ------      ------      ------     -----         -----
  Total gain from investment
   operations .........................    2.55      2.46      2.46      7.33        2.11         .56      3.09          2.07
                                         ------    ------    ------    ------      ------      ------     -----         -----
Less distributions:
 Net investment income ................      --        --        --      (.28)         --          --      (.08)           --
 Capital gains   ......................      --        --        --     (3.56)       (.20)       (.20)     (.18)           --
                                         ------    ------    ------    ------      ------      ------     -----         -----
  Total distributions  ................      --        --        --     (3.84)       (.20)       (.20)     (.26)           --
                                         ------    ------    ------    ------      ------      ------     -----         -----
Net asset value, end of period  .......  $20.94    $20.81    $20.81    $18.39      $18.35      $18.35    $14.90        $12.07
                                         ======    ======    ======    ======      ======      ======     =====         =====
Total return(3)........................   13.87%    13.41%    13.41%    52.37%(2)   12.84%       3.12%    25.68%(2)     20.70%(2)
Ratios/Supplemental Data:
Net assets, end of period (in 000s).... $15,137    $6,119    $3,353    $7,859      $1,480         $54    $1,742          $121
Ratio of expenses to average net
 assets(4)  ............................    1.8%      2.5%      2.5%      1.1%(2)     2.6%        2.6%      0.0%(2)       0.0%(2)
Ratio of net investment income
 (loss) to average net assets(4)........   (1.6)%    (2.3)%    (2.3)%    (0.7)%(2)   (2.2)%      (2.2)%     1.5%(2)       2.6%(2)
Portfolio turnover rate   ..............  176.2%    176.2%    176.2%    297.1%      297.1%      297.1%    121.4%        157.9%
Average commission rate paid per
 share(6)............................... $0.0562  $0.0562   $0.0562   $0.0547     $0.0547     $0.0547       N/A         N/A

The table above provides condensed information concerning income and capital changes for one share of Phoenix-Engemann Small & Mid-Cap Growth Fund. Such information is based on the Fund's unaudited financial statements for the six-months ended June 30, 1997, and the Fund's audited financial statements for all other periods presented.
-----------
(1)This information was prepared using the average number of shares outstanding during each period.
(2)These amounts reflect the impact of a waiver of Adviser fees of $18,499, $13,443, and $585 for the periods ended December 31, 1996, 1995 and 1994, respectively, and the Adviser's reimbursement for income taxes of $6,654 during 1994. Had the waivers and reimbursement not been made, net investment income (loss) per share, total return (not annualized for the period ended December 31, 1994) and the ratios of expenses and net investment income
   (loss) to average net assets (annualized for the period ended December 31, 1994) would have been $(0.25), 51.35%, 1.9% and (1.4)%, respectively,
   $(.11), 23.40%, 2.3% and (0.8)%, respectively, and $(.01), 15.10%, 22.1%
   (2.3% if only normal and recurring expenses are taken into account) and (0.4)%, respectively, for the periods ended December 31, 1996, 1995 and 1994, respectively.
(3)Total return measures the change in the value of an investment during the period indicated and does not include the impact of paying any applicable front-end or contingent deferred sales charge. Total return for the periods ended December 31, 1996 (Class B and Class C shares only) and December 31, 1995 have not been annualized.
(4)Annualized for periods of less than one year.
(5)The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day
   Class B and Class C shares were sold, September 18, 1996 and October 8,
   1996, respectively.
(6)This disclosure, effective for the first time in 1996, has not been applied retroactively.
(7)Prior to September 3, 1997, this Fund was called The Pasadena Small & Mid-Cap Growth Fund.

                        Phoenix-Engemann Value 25 Fund(5)



                                                                                                         Inception
                                                                            For the                 (December 17, 1996)
                                                                       Six-Months Ended               to December 31,
                                                                         June 30, 1997                     1996
                                                                          (Unaudited)                   (Unaudited)
                                                             -------------------------------------  -------------------
                                                              Class A      Class B(4)   Class C(4)        Class A
                                                             -----------   ----------   ----------  -------------------
Per Share Operating Performance:
Net asset value, beginning of period ......................   $10.21       $10.39       $10.39           $10.00
Gain from investment operations:
 Net investment income(1)..................................      .08           --           --               --
 Net realized and unrealized gain on investments ..........     1.26         1.13         1.13              .21
                                                              ------       ------       ------           ------
  Total gain from investment operations ...................     1.34         1.13         1.13              .21
                                                              ------       ------       ------           ------
Less distributions:
 Net investment income   ..................................     (.04)        (.03)        (.03)              --
                                                              ------       ------       ------           ------
  Total distributions .....................................     (.04)        (.03)        (.03)              --
                                                              ------       ------       ------           ------
Net asset value, end of period ............................   $11.51       $11.49       $11.49           $10.21
                                                              ======       ======       ======           ======
Total return(2) ...........................................    13.12%       10.86%       10.86%            2.10%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)  ......................  $13,126       $5,540       $1,863             $487
Ratio of expenses to average net assets(3) ................      1.8%         2.5%         2.5%             1.8%
Ratio of net investment income to average net assets(3)....      1.4%         0.6%         0.6%             1.2%
Portfolio turnover rate  ..................................     33.1%        33.1%        33.1%             0.0%
Average commission rate paid per share  ...................  $0.0602      $0.0602      $0.0602          $0.0600

The table above provides condensed information concerning income and capital changes for one share of Phoenix-Engemann Value 25 Fund. Such information is based on the Fund's unaudited financial statements for the six-months ended June 30, 1997 and the Fund's unaudited financial statements for the period ended December 31, 1996.
-----------
(1)This information was prepared using the average number of shares outstanding during each period.
(2)Total return measures the change in the value of an investment during the period indicated and does not include the impact of paying any sales charge.
(3)Annualized.
(4)The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold (January 9, 1997).
(5)Prior to September 3, 1997, this Fund was called The Pasadena Value 25 Fund.

                      INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives and Strategies

     The investment objective of each of the Growth Fund, the Nifty Fifty Fund, the Global Growth Fund and the Small & Mid-Cap Growth Fund is long-term growth of capital. The investment objective of the Balanced Return Fund is to maximize a total investment return consistent with reasonable risk. The investment objective of the Value 25 Fund is to provide substantial dividend income and long-term growth of capital.

     The investment objective for each Fund is "fundamental," meaning that it will not be changed without the approval of a majority of that Fund's voting securities, as defined in the 1940 Act. There is, of course, no assurance that any of the Funds will achieve its investment objective, although each Fund will always follow the investment strategies discussed below.

The Growth Fund

     The Growth Fund emphasizes the purchase of common stocks of domestic corporations with rapidly growing earnings per share. Some of the companies in its portfolio may be unseasoned, although others may be well-known and established. Many of the companies in the Growth Fund's portfolio may have a small capitalization (i.e., less than $500 million). The Growth Fund also invests in stocks of companies that, although not growing rapidly, are undervalued by other criteria of their fundamental net worth in the opinion of the Adviser. The volatility of its investment portfolio is likely to be greater than that of the Standard & Poor's 500 Stock Index and greater than that of the Balanced Return Fund. For this reason, the net asset value per share of the Growth Fund may fluctuate substantially, and the Fund may not be appropriate for short-term investors. Dividend and interest income received from portfolio securities is largely incidental.

     The Growth Fund's investments may also include preferred stocks, warrants, convertible debt obligations and other debt obligations that, in the Adviser's opinion, offer the possibility of capital appreciation over the course of approximately two or more years because of the timing of such investments. In addition to the interest received from such debt instruments, if interest rates fall these instruments are likely to increase in value. Conversely, if interest rates rise a decrease in value can be expected. The Growth Fund does not, however, anticipate investing a significant portion of its total assets in such instruments.

     The debt obligations which may be acquired by the Growth Fund include direct and indirect obligations of the U.S. Government and its agencies, states and municipalities and their agencies, or corporate issuers. Any corporate debt obligations in which the Growth Fund may invest must be rated at least BBB or Baa or better by national agencies, or, if unrated, are, in the Adviser's opinion, of equivalent investment quality. Securities which are rated "BBB" or "Baa" are generally regarded as having an adequate capacity to pay interest and repay principal in accordance with the terms of the obligation, but may have some speculative characteristics. In addition, such securities are generally more sensitive to changes in economic conditions than securities rated in the higher categories, which tend to be more sensitive to interest rate changes. In the event that the rating for any security held in the Growth Fund's portfolio drops below "BBB" or "Baa," such change will be considered by the Fund's Adviser in evaluating the overall composition of the Fund's portfolio. See the Appendix in the Statement of Additional Information.


The Nifty Fifty Fund

     The Nifty Fifty Fund seeks its objective through investment in approximately 50 different securities which the Adviser believes represent the best potential to achieve long-term growth of capital. Dividend and interest income to be received from portfolio securities is largely incidental.

     Under normal market conditions, it is expected that at least 75% of the Nifty Fifty Fund's assets will be invested in common stocks of high-quality growth companies (i.e., companies which generally exceed $50 million in annual net income) which, at the time of investment, would satisfy the applicable listing requirements of the New York Stock Exchange with respect to demonstrated earning power, years in operation, number of publicly held shares, and net tangible assets.

     It is expected that the remaining portion of the Nifty Fifty Fund's investment portfolio will be invested in common stocks of corporations with rapidly growing earnings per share or in common stocks of corporations that are believed to be undervalued by other criteria used by the Adviser. Some of these companies may be unseasoned, although others may be well-known and established. Many of the companies in this portion of the Nifty Fifty Fund's investment portfolio may be considered small (i.e., less than $50 million in annual net income), and the volatility of price movements of these securities and, accordingly, the Fund's investment portfolio as a whole is likely to be greater than that of the Standard & Poor's 500 Stock Index. For this reason, the net asset value per share of the Nifty Fifty Fund may also fluctuate substantially, and the Fund may not be appropriate for short-term investors.

     While the Nifty Fifty Fund anticipates being fully invested at all times, except for temporary defensive purposes, it may for short periods of time have more or less than 50 different securities while it is establishing or eliminating a particular position.

     The Nifty Fifty Fund may invest in the securities of companies listed on any exchange or traded in the over-the-counter market, and is expected to invest principally in common stocks. The Fund's investments may also include to a limited extent preferred stocks, warrants, and convertible debt obligations, if deemed appropriate by the Adviser in meeting the Fund's objective.

The Balanced Return Fund
     The Balanced Return Fund seeks to achieve its investment objective through a balanced approach using moderate asset allocation by its Adviser through investments in high-quality growth companies and U.S. Government securities.

     The Adviser will shift its emphasis among equity and debt investments, as well as among various industry sectors, as it may determine based upon financial trends and changes in economic and market conditions. The balance between equities and U.S. Government securities at any time will be within the Adviser's sole discretion. Under normal market conditions, the Fund expects to maintain at least 25% of its net assets in U.S. Government securities.

     While the Adviser considers both the opportunity for gain and the risk of loss in making investments, its intention is to provide capital appreciation from equities, balanced by income and capital preservation from U.S. Government securities, to achieve less volatility than a portfolio consisting solely of equity securities. Using a balance of equities and U.S. Government securities, the Fund is expected, in the long run, to entail less investment risk and volatility (and potentially less investment return) than a mutual fund investing exclusively in common stocks. Of course, all fixed-income securities, like common stocks, are subject to market risk, and will fluctuate in value.

     The Balanced Return Fund is a more conservatively managed fund than the other Funds, and the Adviser anticipates that the volatility of price movement of the equity securities in its investment portfolio generally will be less than that of the securities in the Standard & Poor's 500 Stock Index. Although the Balanced Return Fund generally will invest in the stocks of more well-established companies with larger capitalization, many of which will be listed on the New York Stock Exchange, it may also invest in the securities of companies listed on any exchange or traded in the over-the counter market.

The Global Growth Fund
     The Global Growth Fund seeks to achieve its investment objective through investments in a diversified portfolio of marketable securities of issuers which are organized or domiciled in the United States and in foreign countries. Dividend or interest income will be incidental to any investment decision.


     In seeking growth of capital, the Global Growth Fund follows a global investment strategy of investing primarily in the equity securities of U.S. and foreign companies which may be traded in securities markets located throughout the world. The Global Growth Fund is expected to invest principally in common stocks but may also invest in other types of securities with equity characteristics including preferred stocks, warrants, options on stocks and stock indices, Depositary Receipts and convertible debt obligations that, in the Adviser's opinion, offer the possibility of capital appreciation over the course of approximately two or more years because of the timing of such investments. This global investment approach seeks to take advantage of the growing investment opportunities created by a global economy that has become more highly integrated in economic, industrial and financial terms, resulting in an increase in growth stocks from developed and developing countries worldwide. For these purposes, the Global Growth Fund defines an emerging or developing country as having an economy and market that are or would be considered by the World Bank or the United Nations to be emerging or developing.


     The Global Growth Fund will under normal market conditions invest at least 65% of its total assets in securities of companies located in at least three different countries, one of which typically will be the United States. The Global Growth Fund is not required to maintain any particular geographic or currency mix of its investments, and there is no limitation or requirement on the percentage of its assets which may be invested in securities of companies domiciled in any one country. Historically, the Global Growth Fund has invested a substantial percentage of its assets in companies organized or domiciled in the United States, although it may at times invest up to 100% of its total assets in securities principally traded in securities markets outside the United States. In unusual market circumstances when the Adviser believes that foreign investing may involve undue risks, up to 100% of the Global Growth Fund's total assets may be invested temporarily in securities of issuers organized or domiciled in the United States. The Global Growth Fund also may invest a portion of its assets in cash or money market instruments (up to 100% of its total assets) for temporary defensive purposes. Securities of foreign issuers may be owned by the Global Growth Fund through the purchase of Depositary Receipts (e.g., American, European, Global, Continental, etc.), which are traded in the United States securities markets or foreign markets and denominated in U.S. dollars or foreign currencies. The Global Growth Fund may invest up to 100% of its total assets in Depositary Receipts.


     The Global Growth Fund intends to primarily invest in securities of companies located in developed countries, but reserves the right to invest in emerging or developing countries, without limitation. Emerging or developing countries may have relatively unstable governments, economies based on only a few industries, and less developed securities exchanges or markets which trade a small number of securities. Although prices on these exchanges tend to be volatile, in the past they have offered greater potential for gain, as well as loss, than exchanges in developed countries. It is possible that certain Global Growth Fund investments could be subject to foreign expropriation or exchange control restrictions. See "Risk Considerations."


     In analyzing companies for investment, the Adviser generally will look for one or more of the following characteristics: above-average earnings growth potential; predictable and sustainable earnings growth; high profitability; strength of management; overall financial strength; significant competitive advantages; dominant market share; and where possible, limited regulation--all in relation to the prevailing prices of the securities of such companies. When appropriate, the Global Growth Fund may invest in new issues that the Manager believes offer good long-term investment prospects or an opportunity for immediate price appreciation.


     The Global Growth Fund is permitted to invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity.



     At times the Adviser may judge that conditions in the international securities markets make pursuing the Global Growth Fund's basic investment strategy inconsistent with the best interests of the Global Growth Fund's shareholders. At such times the Adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Global Growth Fund's assets. In implementing these "defensive" strategies, the Global Growth Fund may invest solely in common stocks traded primarily in U.S. markets, or in domestic or foreign debt securities, preferred stocks, cash or money market instruments, or in other securities the Adviser considers to be consistent with such defensive strategies. It is impossible to predict when, or for how long, the Global Growth Fund will use these alternative strategies.


     The debt obligations which may be acquired by the Global Growth Fund include direct and indirect obligations of the U.S. Government and its agencies, states and municipalities and their agencies, or corporate issuers. Any corporate debt obligations in which the Global Growth Fund may invest must be rated at least BBB or Baa or better by national agencies, or, if unrated, are, in the Adviser's opinion, of equivalent investment quality. Securities which are rated "BBB" or "Baa" are generally regarded as having an adequate capacity to pay interest and repay principal in accordance with the terms of the obligation, but may have some speculative characteristics. In addition, such securities are generally more sensitive to changes in economic conditions than securities rated in the higher categories, which tend to be more sensitive to interest rate changes. In the event that the rating for any security held in the Global Growth Fund's portfolio drops below "BBB" or "Baa," such change will be considered by the Fund's Adviser in evaluating the overall composition of the Fund's portfolio. See the Appendix in the Statement of Additional Information.



     The Global Growth Fund is designed for long-term investors who can accept international investment risk. The Global Growth Fund's share price will reflect the price movements of the different securities markets in which it is invested as well as the currencies in which its investments are denominated. The strength or weakness of the U.S. dollar against foreign currencies also may account for part of the Global Growth Fund's investment performance. As with any long-term investment, the value of the Global Growth Fund's shares when sold may be higher or lower than when they were purchased. Because of the Global Growth Fund's global investment policies and the investment considerations discussed above, investment in shares of the Global Growth Fund should not be considered a complete investment program.

The Small & Mid-Cap Growth Fund
     The Small & Mid-Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of those small to mid-capitalized companies that the Adviser believes may be the leading companies of tomorrow. The Small & Mid-Cap Growth Fund will select its portfolio investments primarily from among U.S. and foreign companies and will emphasize companies with market capitalizations below $1.5 billion; under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of companies that are in that market capitalization range at the time of purchase. Depending upon market conditions, the remaining portion of the Fund's investment portfolio (up to 35% of its total assets) will be invested in a similar manner or in the equity securities of companies that, at the time of investment, have a larger market capitalization. The Small & Mid-Cap Growth Fund may continue to hold its investment in a company whose capitalization subsequently increases to $1.5 billion or more if the company continues to satisfy the Fund's other investment policies. When appropriate, the Small & Mid-Cap Growth Fund may invest in new issues that the Adviser believes offer good long-term investment prospects or an opportunity for immediate price appreciation.

     The Small & Mid-Cap Growth Fund emphasizes the purchase of equity securities of companies with rapidly growing earnings per share. The Fund also invests in companies that, although not growing rapidly, are undervalued by other criteria compared to the Adviser's opinion of their fundamental net worth.

     The Small & Mid-Cap Growth Fund may invest in the securities of companies listed on any exchange or traded in the over-the-counter market, and is expected to invest principally in common stocks. The Fund's investments may also include other types of securities with equity characteristics such as preferred stocks, warrants, options on stocks and stock indices, and convertible debt obligations that, in the Adviser's opinion, offer the possibility of capital appreciation over the course of approximately two or more years because of the timing of such investments. The Small & Mid-Cap Growth Fund does not, however, anticipate investing a significant portion of its total assets in such instruments. Convertible debt instruments pay interest but are more interest rate sensitive. If interest rates fall these instruments are likely to increase in value. Conversely, if interest rates rise a decrease in value can be expected. Dividend and interest income received from portfolio securities is largely incidental.

     Except for temporary defensive and liquidity purposes and its investments in convertible debt securities described above, the Small & Mid-Cap Growth Fund will not under normal market conditions invest in debt securities. While the Fund primarily emphasizes investments in U.S. companies, it can invest up to 50% of its total assets in securities of foreign companies (directly or through Depositary Receipts) which meet the same criteria applicable to domestic investments.


     The debt obligations which may be acquired by the Small & Mid-Cap Growth Fund include direct and indirect obligations of the U.S. Government and its agencies, states and municipalities and their agencies, or corporate issuers. Any corporate debt obligations in which the Small & Mid-Cap Growth Fund may invest must be rated at least BBB or Baa or better by national agencies, or, if unrated, are, in the Adviser's opinion, of equivalent investment quality. Securities which are rated "BBB" or "Baa" are generally regarded as having an adequate capacity to pay interest and repay principal in accordance with the terms of the obligation, but may have some speculative characteristics. In addition, such securities are generally more sensitive to changes in economic conditions than securities rated in the higher categories, which tend to be more sensitive to interest rate changes. In the event that the rating for any security held in the Small & Mid-Cap Growth Fund's portfolio drops below "BBB" or "Baa," such change will be considered by the Fund's Adviser in evaluating the overall composition of the Fund's portfolio. See the Appendix in the Statement of Additional Information.


     Because prices of common stocks and other securities fluctuate, the value of an investment in the Small & Mid-Cap Growth Fund will vary, based upon the Small & Mid-Cap Growth Fund's investment performance. The volatility of the Small & Mid-Cap Growth Fund's investment portfolio is likely to be greater than that of the Standard & Poor's 500 Stock Index. For this and other reasons described below in "Investment Restrictions" and "Risk Considerations," the net asset value per share of the Small & Mid-Cap Growth Fund may fluctuate substantially, and the Small & Mid-Cap Growth Fund may not be appropriate for short-term investors.

The Value 25 Fund
     The Value 25 Fund seeks to achieve its investment objective through investments in securities which its Adviser believes offer the best potential for current dividend yield and long-term growth of capital.

     Under normal conditions at least 80% of the Value 25 Fund's total assets will be invested in common stocks of approximately twenty-five companies demonstrating high dividend yield and quality earnings. The average market capitalization of the stocks included will generally be in excess of $1 billion. In selecting the twenty-five stocks, the Adviser uses a proprietary quantitative approach to identify the highest yielding stocks that fit the Fund's criteria and then selects from this group of stocks that it believes offer the best investment promise. The Adviser generally will look for one or more of the following characteristics: established operating history; adequate dividend coverage; and sound balance sheet and other financial characteristics.



     It is expected that the remaining portion of the Value 25 Fund's investment portfolio will be invested in similar stocks or in common stocks with the potential for capital appreciation, but the Adviser may invest those assets in other types of securities with equity characteristics, such as preferred stocks and options on stocks and stock indices, that the Adviser believes have favorable prospects. The Value 25 Fund may also purchase foreign securities, convertible stocks and bonds, and warrants when considered consistent with the Value 25 Fund's investment objective.

     The debt obligations which may be acquired by the Value 25 Fund include direct and indirect obligations of the U.S. Government and its agencies, states and municipalities and their agencies, or corporate issuers. Any corporate debt obligations in which the Value 25 Fund may invest must be rated at least BBB or Baa or better by national agencies, or, if unrated, are, in the Adviser's opinion, of equivalent investment quality. Securities which are rated "BBB" or "Baa" are generally regarded as having an adequate capacity to pay interest and repay principal in accordance with the terms of the obligation, but may have some speculative characteristics. In addition, such securities are generally more sensitive to changes in economic conditions than securities rated in the higher categories, which tend to be more sensitive to interest rate changes. In the event that the rating for any security held in the Value 25 Fund's portfolio drops below "BBB" or "Baa," such change will be considered by the Fund's Adviser in evaluating the overall composition of the Fund's portfolio. See the Appendix in the Statement of Additional Information.



Other Investment Practices

     A Fund may also engage to a limited extent in the following investment practices, each of which involves certain special risks.


     Foreign Securities. The Growth Fund, the Balanced Return Fund, the Nifty Fifty Fund and the Value 25 Fund may occasionally purchase foreign securities (typically less than 5% of its assets). The Small & Mid-Cap Growth Fund may invest up to 50% of its assets, and the Global Growth Fund may invest up to 100% of its assets in foreign securities that are listed on a principal foreign securities exchange or over-the-counter market, or that are represented by Depositary Receipts (e.g., American, European, Global, Continental, etc.) listed on a domestic securities exchange, or are traded in the domestic over-the-counter market.


     Because foreign securities are normally denominated and traded in foreign currencies, the value of the assets of a Fund may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. There may be less information publicly available about a foreign company than about a U.S. company, and the information that is available may not be of the same quality. Foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.


     In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, limitations on the removal of securities or other assets, confiscatory taxation, political, social or financial instability, and diplomatic developments which could affect the value of a Fund's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those foreign countries, and special tax considerations apply to foreign securities, including withholding of foreign taxes on dividends and interest paid with respect to a Fund's portfolio investments in such countries. These risks may be enhanced for investments in emerging or developing countries.

     Foreign Currency Exchange Transactions. Each Fund (except the Growth Fund, the Nifty Fifty Fund and the Balanced Return Fund) may engage in various foreign currency exchange transactions to protect itself against adverse changes in exchange rates. These Funds may engage in foreign currency exchange transactions both in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect itself against changes in the value of specific portfolio positions ("position hedging"). However, because of the long-term nature of each Fund's investments, it is not likely that a Fund regularly will engage in these types of transactions. Accordingly, any such transactions may be limited and there can be no assurance that even if utilized, they will be successful.

     Transaction hedging is designed to protect against a change in foreign currency exchange rates between the date on which a Fund contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. Each Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

     If conditions warrant, each of the Global Growth Fund, the Small & Mid-Cap Growth Fund and the Value 25 Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. For transaction hedging purposes each Fund may also purchase or sell exchange-listed and over-the-counter put and call options on foreign currency futures contracts and on foreign currencies.

     Position hedging is intended to protect against a decline relative to the U.S. dollar in the value of the currencies in which a Fund's portfolio securities are denominated or quoted (or against an increase in the value of the currencies in which the securities a Fund intends to buy are denominated, when such Fund holds cash or short-term investments). For position hedging purposes, each Fund may purchase or sell foreign currency futures contracts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies on exchanges or in over-the-counter markets. In connection with position hedging, each Fund may also purchase or sell foreign currency on a spot basis.

     A Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency, and may at times not involve currencies in which its portfolio securities are then denominated. The Adviser will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for a Fund. Cross hedging transactions by a Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

     Hedging transactions involve costs and may result in losses. Each Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. There is no assurance that appropriate foreign currency exchange transactions will be available with respect to all currencies in which such Fund's investments may be denominated. Each Fund's ability to engage in hedging transactions also may be limited by tax considerations, and such Fund's hedging transactions may affect the character or amount of such Fund's distributions.

     A more detailed explanation of foreign investments and foreign currency exchange transactions, and the risks and special tax considerations associated with them, is included in the Statement of Additional Information.

     Options. Each of the Global Growth Fund and the Small & Mid-Cap Growth Fund may buy and sell put and call options for hedging purposes, and may also seek to increase its return by writing covered put and call options on securities it owns or in which it may invest. A Fund receives a premium from writing a put or call option, which increases such Fund's return if the option expires unexercised or is closed out at a net profit. When a Fund writes a call option, it gives up the opportunity to profit from any increase in the price of the underlying security above the exercise price of the option and the premium received; when it writes a put option, a Fund takes the risk that it will be required to purchase the underlying security from the option holder at a price above the current market price of the security and the premium received. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The aggregate value of the securities underlying options may not exceed 25% of a Fund's assets. Each Fund's use of these strategies also may be limited by applicable law.

     Options on Securities Indices and Put and Call Warrants. Each of the Global Growth Fund and the Small & Mid-Cap Growth Fund, and to a limited extent, the Value 25 Fund may buy and sell options on domestic and foreign securities indices for hedging purposes. A securities index represents a numerical measure of the changes in value of the securities comprising the index. An option on a securities index gives the holder the right, in return for the premium paid for the option, to buy (in the case of a call option) or sell (in the case of a put option) units of a particular index at an agreed price during the term of the option. The holder of the option does not receive the right to take or make delivery of the actual securities making up the index, but has the right instead to receive a cash settlement amount based on the change, if any, in the value of the index during the term of the option.

     Depending on the change in the value of the underlying index during the term of the option, the holder may either exercise the option at a profit or permit the option to expire worthless. For example, if a Fund were to sell a call option on an index and the value of the index were to increase during the term of the option, the holder of the index would likely exercise the option and receive a cash payment from such Fund. If, on the other hand, the value of the index were to decrease, the option would likely expire worthless, and such Fund would realize a profit in the amount of the premium received by it when it sold the option (less any transaction costs). Each Fund will only purchase or sell options on a securities index to the extent that it holds securities in its portfolio whose price changes, in the Adviser's judgment, should correlate closely with changes in the index. No Fund will purchase or sell options on securities indices if as a result the sum of the premiums paid and premiums received by a Fund on outstanding options would exceed 5% of such Fund's net assets.

     Each of the Global Growth Fund, Small & Mid-Cap Growth Fund and Value 25 Fund may also purchase put and call warrants issued by banks and other financial institutions, whose values are based on the values from time to time of one or more foreign securities indices. Each Fund's use of such warrants would be similar to its use of options on securities indices.


     Securities Loans and Forward Commitments. Each Fund may lend portfolio securities amounting to not more than 25% of its total assets to broker-dealers, so long as they are fully collateralized at all times. This may involve some risk to a Fund because the other party might default on its obligation, which would cause such Fund to be delayed or prevented from recovering the collateral. Each Fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines before the settlement date.

Investment Companies
     Each Fund may invest up to 10% of its total assets in the shares of other investment companies, however, no more than 5% of a Fund's assets will be invested in any one investment company. Investors should recognize that a Fund's purchase of the securities of other investment companies results in the layering of expenses, including operating costs, advisory fees and administrative fees, that investors indirectly bear.


     Special Situations. Each Fund (except the Global Growth Fund) may invest in special situations which the Adviser believes present opportunities for capital growth. A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations, mergers or tender offers; material litigation or resolution thereof; technological breakthroughs; and new management or management policies.

     Diversification. The Nifty Fifty Fund and the Value 25 Fund are each a diversified mutual fund. However, because each such Fund's portfolio may contain securities of a limited number of companies, each Fund may be more sensitive to changes in the market value of a single issuer or industry in its portfolio and therefore may present a greater risk than is usually associated with a more widely diversified mutual fund.

General Risk Considerations
     Because prices of common stocks and other securities fluctuate, the value of an investment in each Fund will vary, based upon each Fund's investment performance. Each Fund attempts to reduce its overall exposure to risk from declines in individual securities by spreading its investments over different companies and a variety of industries.

     Like any investment program, an investment in any Fund entails certain inherent risks. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Investments in debt securities are also exposed to interest rate risk--i.e., fluctuations in the market value of bonds due to changing interest rates.

     Derivatives. The Funds (except the Growth Fund, the Nifty Fifty Fund and the Balanced Return Fund) may use derivatives to complement their basic investment strategy. These derivatives include foreign currency exchange instruments, and options on securities indices. These instruments and their rates are described in this Prospectus. These derivatives do not exhibit extreme sensitivity to interest rates and are commonly used by investment professionals. No Fund will invest more than 5% of its total assets in these securities.

     Special Situations. A Fund's investment in special situations often involves much greater risk than is inherent in ordinary investment securities due to the often unusual circumstances surrounding each special situation.

     Small Cap and Unseasoned Companies. A Funds' investment in small cap or unseasoned companies carries more risk than investments in larger or more established companies. Reliance by small cap or unseasoned companies on limited product lines, management, markets, financial resources and other factors may make them more susceptible to market or economic setbacks or downturns. Also, the securities of small cap or unseasoned companies may trade less frequently and in limited volume, and only in the over-the-counter market or a regional securities exchange. As a result, the stock prices of small cap or unseasoned companies may be particularly volatile.



                            INVESTMENT RESTRICTIONS

     In addition to the investment criteria described above, the Funds will follow the investment policies set forth below which, unless otherwise indicated as an operating policy, are fundamental policies that may not be changed without prior shareholder approval as defined in the 1940 Act. References below to certain percentages of a Fund's total assets mean the total assets at the time the percentage is determined.

   (a) Diversification of Investments.

     With respect to at least 75% of each Fund's total assets, a Fund will not invest more than 5% of its total assets in the securities of any one issuer, other than obligations either issued or guaranteed by the U.S. Government or its agencies or instrumentalities. This limitation does not apply with respect to the remaining 25% of a Fund's total assets (except that neither the Growth Fund nor the Balanced Return Fund will invest more than 10% of its total assets in any one non-U.S. Government issuer).

   (b) No Concentration of Investments in an Industry.

     Each Fund will not invest more than 25% of its total assets in the securities of issuers in any one industry.

   (c) Limitation on Percentage Ownership of an Issuer.

     With respect to at least 75% of each Fund's total assets, a Fund will not acquire more than 10% of the outstanding voting securities or of any one class of securities of any one issuer. This limitation does not apply with respect to the remaining 25% of a Fund's assets (except for the Growth Fund and the Balanced Return Fund which will apply this limitation to 100% of their assets; and the holdings by the other Funds in the same issuer will be included for purposes of this limitation).

     (d) Foreign Securities.

     Each of the Growth Fund, the Balanced Return Fund and the Nifty Fifty Fund may invest up to 15% of its assets (subject to the aggregate limitations referred to below with respect to the Nifty Fifty Fund and the Balanced Return
Fund), the Value 25 Fund may invest up to 25% of its assets, the Small & Mid-Cap Growth Fund may invest up to 50% of its assets, and the Global Growth Fund may invest up to 100% of assets in foreign securities that are listed on a principal foreign securities exchange or over-the-counter market, or that are represented by Depositary Receipts (e.g., American, European, Global, Continental, etc.) listed on a domestic securities exchange, or are traded in the domestic over-the-counter market.

   (e) Special Situations.

     As a matter of operating policy investments by the Small & Mid-Cap Growth Fund and the Value 25 Fund in special situations may not exceed 35% of each Fund's total assets and investments by the Growth Fund, the Balanced Return Fund and the Nifty Fifty Fund in special situations may not exceed 30% of each Fund's total assets; such investments by the Balanced Return Fund and the Nifty Fifty Fund are subject to the aggregate limitations referred to below.

   (f) Unseasoned Companies.

     As a matter of operating policy, the Funds may invest to a limited extent in securities of unseasoned companies and new issues. The Adviser regards a company as unseasoned when, for example, it is relatively new to or not yet well established in its primary line of business. Such companies generally are smaller and younger than companies whose shares are traded on the major stock exchanges. Accordingly, their shares are often traded over-the-counter and their share prices may be more volatile than those of larger, exchange-listed companies. In order to avoid undue risks, a Fund will not invest more than 5% of its total assets in securities of any one company with a record of fewer than three years' continuous operation (including that of predecessors). Investments by the Nifty Fifty Fund and the Balanced Return Fund in the securities of unseasoned companies may not exceed 5% and 30% respectively, of each Fund's total assets, subject to the aggregate limitations referred to below.

   (g) Warrants.

     As a matter of operating policy, each Fund will not invest more than 5% of its net assets in warrants, subject to the restriction that not more than 2% may be in warrants not listed on the New York or American Stock Exchanges. While any warrants purchased by a Fund have a readily determined market value which will generally move in correlation with the market price of the underlying equity security, warrants nevertheless become worthless if they are not sold or exercised prior to their designated expiration date.

   (h) Temporary Defensive Investments.

     From time to time, depending on the Adviser's analysis of market and other considerations, all or part of the assets of a Fund may be held in cash and short-term money market instruments, including obligations of the U.S. Government, high quality commercial paper, certificates of deposit, bankers' acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. All such investments will be made for temporary defensive purposes to protect against the erosion of capital and pending investment in other securities. Under a repurchase agreement, a Fund acquires a U.S. Government security from a financial institution that simultaneously agrees to repurchase the same security at a specified time and price. The repurchase price reflects an agreed-upon rate of return not determined by the coupon rate on the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans by a Fund. In any repurchase transaction in which a Fund engages, such Fund's position during the entire term of the repurchase agreement will be fully collateralized. If the seller defaults on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.

   (i) Investment in Other Investment Companies.

     Each Fund may invest in securities issued by other investment companies, including, in the case of the Global Growth, Small & Mid-Cap Growth and Value 25 Funds, investment companies which principally invest in securities of foreign issuers, within the limits contained in the 1940 Act. Pursuant to such limits, a Fund currently may not invest in such securities if, at the time of purchase, (i) more than 5% of the Fund's total assets are invested in any one investment company, (ii) more than 3% of the total voting stock of any one investment company is owned by the Fund, and (iii) more than 10% of the Fund's total assets are in the aggregate invested in such investment companies.

   (j) Other Investment Restrictions.

     The investments by the Balanced Return Fund and the Nifty Fifty Fund in securities of foreign companies, special situation and unseasoned companies may not in the aggregate exceed 35% of each Fund's total assets.

     Each Fund has adopted additional restrictions, both fundamental and operating, that prohibit or restrict certain investments or practices, including the purchase of illiquid securities, prohibiting the purchase of securities of issuers in which officers or trustees of the Trust or the Adviser have certain interests, and the borrowing of not more than 20% of its total assets (5% for the Growth Fund, the Balanced Return Fund, and the Nifty Fifty
Fund) for temporary or emergency purposes only. These additional restrictions are described in the Statement of Additional Information under "Investment Restrictions."

     Each Fund has reserved the right, if approved by the Board of Trustees, to convert in the future to a "feeder" fund which would invest all of its assets in a "master" fund having substantially the same investment objective, policies and restrictions as currently exist for the respective Fund. Prior notice of any such action would be given to all shareholders if and when such a proposal is approved, although no such action has been proposed as of the date of this Prospectus.


                              PORTFOLIO TURNOVER

     Each Fund may purchase and sell securities without regard to the length of time the security is to be held or has been held, subject to a limit under certain state tax laws on the amount of income that may be realized on the sale of assets held for less than 3 months. This factor, together with the adjustment of the investment portfolio whenever deemed advisable, may, from time to time, result in a relatively high rate of portfolio turnover. (The portfolio turnover rate is computed by dividing the lesser of total purchases or proceeds of sales effected during the period, excluding short-term securities, by the monthly average of the value of portfolio securities during that period.) The annual portfolio turnover rate for the Value 25 Fund is not expected to exceed 200%. High portfolio activity increases a Fund's transaction costs, including brokerage commissions. See "Financial Highlights" above.


                            MANAGEMENT OF THE FUNDS

     The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust are responsible for the overall supervision of the Funds and perform the various duties imposed on Trustees by the 1940 Act and Massachusetts business trust law.

The Adviser
     Roger Engemann & Associates, Inc. ("REA" or the "Adviser") is the investment adviser for each Fund. REA is a California corporation whose office is located at 600 North Rosemead Boulevard, Pasadena, California 91107-2101. REA is a wholly owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly owned subsidiary of Phoenix Duff & Phelps Corporation, a publicly-traded company 60% owned by Phoenix Home Life Mutual Insurance Company. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Its principal offices are located at One American Row, Hartford, Connecticut 06115. Phoenix Duff & Phelps Corporation is a New York Stock Exchange traded company that provides various financial advisory services to institutional investors, corporations and individuals through operating subsidiaries. Roger Engemann is the Chairman of the Board and President of the Adviser, Pasadena Capital Corporation and the Trust. The Adviser has been engaged in the investment management business since 1969, and provides investment counseling services to retirement plans, colleges, corporations, trusts and individuals. Assets under management by the Adviser as of December 31, 1996, were approximately $5.1 billion.

Management Fees
     The Adviser continuously furnishes an investment program for each Fund and manages the investment and reinvestment of the assets subject at all times to the supervision of the Trustees. Under the terms of the Investment Management Agreement for each Fund, the Adviser is entitled to a prescribed fee, payable upon request by the Adviser, at the following annual rates based on the aggregate daily net asset values of such Fund.

                                 First       Next        Over
                                  $50        $450        $500
                                Million     Million     Million
                                ---------   ---------   --------
Growth Fund                      0.90%       0.80%       0.70%
Nifty Fifty Fund                 0.90%       0.80%       0.70%
Balanced Return Fund             0.80%       0.70%       0.60%
Global Growth Fund               1.10%       1.00%       0.90%
Small & Mid-Cap Growth Fund      1.00%       0.90%       0.80%
Value 25 Fund                    0.90%       0.80%       0.70%

     During the fiscal year ended December, 31, 1996, the management fees paid by each of the Funds were as follows: .65% Growth Fund; .74% Nifty Fifty Fund;
 .90% Balanced Return Fund; .44% Global Growth Fund; and .55% Small & Mid-Cap Growth Fund.

The Portfolio Managers
     Roger Engemann, James E. Mair and John S. Tilson are primarily responsible for the day-to-day management of the Funds. Mr. Engemann has been president of the Adviser since its inception. Messrs. Mair and Tilson are both Executive Vice Presidents of Portfolio Management of the Adviser, and both have been with the Adviser since 1983. Messrs. Engemann and Mair have been Chartered Financial Analysts ("CFAs") since 1972, and Mr. Tilson has been a CFA since 1974.

     Lou Abel, Scott Swanson, Ned Brines, James Chen, Yossie Lispker, Lou Holtz and Mark Petrie serve as research analysts and participate as members of the team who are responsible for the day-to-day management of the Funds' portfolios. Messrs. Swanson and Abel are CFAs and have been with the Adviser since 1990 and 1991, respectively. Messrs. Chen and Brines are CFAs and have been with the Adviser since 1994. Mr. Holtz is a CFA and has been with the Adviser since 1996. Messrs. Petrie and Lispker are CFA Level III candidates and have been with the Adviser since 1992.


The Administrator
     Equity Planning acts as Administrator of the Funds and, as such, performs administrative, bookkeeping and pricing functions for the Funds as well as certain shareholder services. As compensation, Equity Planning is entitled to an administrative fee from each Fund, payable monthly and based upon the average of the aggregate daily net asset values of each Fund, at the following incremental annual rates:


First $50 million                          .60%
Over $50 million through $450 million      .50%
Over $450 million through $625 million     .40%
Greater than $625 million                  .30%

The Custodian and Transfer Agent
     The custodian of the assets of the Funds (other than the Global Growth
Fund) is Union Bank of California, 475 Sansome Street, San Francisco, California 94111. The custodian of the assets of the Global Growth Fund is State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts 02101 (each custodian is called the "Custodian").

     Equity Planning serves as transfer agent for the Funds (the "Transfer Agent") for which it is paid $14.95 plus certain out of pocket expenses for each designated shareholder account. The Transfer Agent engages sub-agents to perform certain shareholder servicing functions for which such agents are paid a fee by Equity Planning.


Brokerage Commissions
     Although the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such Rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such Rules and to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Funds.


                              DISTRIBUTION PLANS

     Equity Planning and the Funds have entered into a distribution agreement under which Equity Planning has agreed to use its best efforts to find purchasers for shares of the Funds sold subject to an initial sales charge and those sold subject to a contingent deferred sales charge. The Funds have granted Equity Planning the exclusive right to purchase from the Funds and resell, as principal, shares needed to fill unconditional orders for shares of the Funds. Equity Planning may sell shares of the Funds through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell shares of the Funds pursuant to sales agreements entered into with banks or bank-affiliated securities brokers who, acting as agent for their customers, place orders for shares of the Funds with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have not indicated that such institutions are prohibited from purchasing mutual fund shares upon the order and for the account of their customers. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of banks or bank-affiliated securities brokers are not permitted under the Glass-Steagall Act, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with banks or bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund.


     The sale of Fund shares through a securities broker affiliated with a particular bank is not expected to preclude the Funds from borrowing from such bank or from availing itself of custodial or transfer agency services offered by such bank.


     The Trustees have adopted separate distribution plans under Rule 12b-1 of the 1940 Act for Class B, Class C and Class M Shares of each Fund of the Trust (the "12b-1 Plan" and collectively, the "12b-1 Plans") and a shareholder servicing plan for each class of shares of the Funds (the "Servicing Plan"). The 12b-1 Plans permit the Funds to reimburse the Distributor for expenses incurred in connection with the sale and promotion of Fund shares and the furnishing of shareholder services. A 12b-1 fee paid by one series may be used to finance distribution of the shares of another series based on the number of shareholder accounts within the Funds. Pursuant to the Servicing Plan, the Funds will pay the Distributor for actual expenses of the Distributor of 0.25% annually for the average daily net assets of the Funds. Pursuant to the 12b-1 Plans, the Funds may reimburse the Distributor for actual expenses of the Distributor up to 0.75% annually for the average daily net assets of the Funds' Class B and C Shares, and up to 0.25% annually for the average daily net assets of the Funds' Class M Shares.

     Expenditures incurred under the 12b-1 Plans and the Servicing Plan may consist of: (i) commissions to sales personnel for selling shares of the Funds (including underwriting commissions and finance charges related to the payment of commissions for sales of Class B and C Shares); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor for services rendered in connection with the sale and distribution of shares of the Funds and provision of shareholder services; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds' Prospectus and Statement of Additional Information for distribution to potential investors; (vii) such other similar services that the Trustees determine are reasonably calculated to result in the sale of shares of the Funds, provided, however that a portion of such fee, which portion shall be equal to or less than 0.25% annually of the average daily net assets of each Fund, may be paid for reimbursing the costs of providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee"). From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services to shareholders and/or maintaining shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers, as additional compensation with respect to sales of Class C and M shares, 0.75% and 0.25% of the average annual net asset value of each class, respectively.

     In order to receive payments under the 12b-1 Plans and/or the Servicing Plan, participants must meet such qualifications as are to be established in the sole discretion of the Distributor, such as services to the Funds' shareholders; or services providing the Funds with more efficient methods of offering shares to groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other batch processing.

     On a quarterly basis, the Trustees review a report on expenditures under each 12b-1 Plan and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether each 12b-1 Plan will be continued. By its terms, continuation of each 12b-1 Plan from year to year is contingent on annual approval by a majority of the Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of any 12b-1 Plan or any related agreements. Each 12b-1 Plan provides that it may not be amended to increase materially the costs which the Funds may bear without approval of the applicable class of shareholders of the affected Fund of the Trust and that other material amendments must be approved by a majority of the Trustees who are not "interested persons" by vote cast in person at a meeting called for the purpose of considering such amendments. Each 12b-1 Plan further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." Each 12b-1 Plan may be terminated at any time by vote of a majority of the Trustees who are not "interested persons" or a majority of the applicable class of outstanding shares of the each Fund.

     The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend any or all of the 12b-1 Plans.


                               HOW TO BUY SHARES

How do you invest?
     You may open a fund account with an initial investment of $500. This amount is reduced to $25 for investments made under the "Investo-Matic" plan (see the Funds' Application), individual retirement accounts or under the systematic exchange privilege described below. The initial investment requirement is waived for investments made under pension, profit sharing or employee benefit plans as well as in connection with reinvested dividends and distributions.

     You may make additional investments at any time with at least $25. The subsequent investment minimum is waived for investments made under pension, profit sharing or employee benefit plans as well as in connection with reinvested dividends and distributions.

An application should be completed to open a new Phoenix-Engemann Funds account. A check for the amount you wish to invest, made payable to the "The Phoenix-Engemann Funds" (along with the completed application if opening a new account), must be sent to: The Phoenix-Engemann Funds, c/o State Street Bank and Trust Company ("State Street Bank"), P.O. Box 8301, Boston, MA 02266-8301. You may also write to the Distributor at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-2200 or call (800) 243-1574.

     Shares are sold at the public offering price based on the net asset value for the class of shares purchased next determined after State Street Bank receives your order. In most cases, in order to receive that day's public offering price, State Street Bank must receive your order before the close of regular trading on the New York Stock Exchange. See "Net Asset Value." Ownership of shares is recorded electronically in book-entry form; no share certificates are available. The Funds reserve the right to designate additional agents to receive orders.

What are the classes and how do they differ?
     Each Fund presently offers investors four classes of shares which bear sales and distribution/service ("Rule 12b-1 fees") charges in different amounts.

     Class A Shares. If you buy Class A Shares, you will pay a sales charge at the time of purchase equal to 4.75% of the offering price (4.99% of the amount invested). The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the Funds when they are sold. Class A Shares are not subject to Rule 12b-1 fees and pay higher dividends than any other class.

     Class B Shares. If you buy Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first 5 years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B Shares." This charge declines over a five year period to zero and may be waived under certain conditions. Class B shares have higher Rule 12b-1 fees and pay lower dividends than Class A and M Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. The Distributor intends to limit investments in Class B Shares to: (a) $250,000 for any person; (b) $1 million for any unallocated employer sponsored plan; and (c) $250,000 for each participant in any allocated qualified employer sponsored plan, including 401(k) plans, provided such plan uses an approved participant tracking system. Class B Shares will not be sold to any qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, such entity has assets of over $10 million or more than 200 participant employees. Class B Shares will not be sold to anyone who is over 85 years old.

     Class C Shares. If you buy Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1% of your shares' value. See "Deferred Sales Charge Alternative--Class C Shares." Class C Shares have the same Rule 12b-1 fees and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the Funds.

     Class M Shares. If you buy Class M Shares, you will pay a sales charge at the time of purchase equal to 3.50% of the offering price (3.63% of the amount invested). Class M Shares are not subject to any charges by the Funds when they are sold. Class M Shares have lower Rule 12b-1 fees and pay higher dividends than Class B and C Shares. Class M Shares do not convert to any other class of shares of the Funds.


What arrangement is best for you?

     The alternative purchase arrangement permits you to choose the method of buying shares that is most beneficial to you given the amount of the purchase, the length of time you expect to hold the shares, whether you wish to receive distributions in cash or to reinvest them in additional shares, and other circumstances. You should consider whether, during the anticipated term of your investment, the accumulated continuing distribution and service fees and contingent deferred sales charges of one class would be more than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. See "Distribution Plans" and "Fund Expenses."

Initial Sales Charge Alternative--Class A and M Shares
     The public offering price of Class A and M Shares is the net asset value plus a sales charge that varies depending on the size of any "person's" (see "How To Obtain Reduced Initial Sales Charges--Class A and M Shares: Combination Purchase Privilege") purchase. Shares issued based on the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the Distributor as shown in the following tables.


Class A Shares


                           Sales Charge as
                           a percentage of
                       -----------------------
     Amount of                        Net        Dealer Discount
    Transaction        Offering      Amount       Percentage of
 at Offering Price      Price       Invested      Offering Price
--------------------   ----------   ----------   ----------------
Under $50,000             4.75%        4.99%           4.25%
$50,000 but under
  $100,000                4.50         4.71            4.00
$100,000 but under
  $250,000                3.50         3.63            3.00
$250,000 but under
  $500,000                3.00         3.09            2.75
$500,000 but under
  $1,000,000              2.00         2.04            1.75
$1,000,000 or more        None         None            None

Class M Shares



                          Sales Charge as
                          a percentage of
                      -----------------------
     Amount of                       Net        Dealer Discount
    Transaction       Offering      Amount       Percentage of
 at Offering Price     Price       Invested      Offering Price
-------------------   ----------   ----------   ----------------
Under $50,000            3.50%        3.63%           3.00%
$50,000 but under
  $100,000               2.50         2.56            2.00
$100,000 but under
  $250,000               1.50         1.52            1.00
$250,000 but under
  $500,000               1.00         1.01            1.00
$500,000 or more         None         None            None

Deferred Sales Charge Alternative--
Class B and C Shares
     Class B and C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge (the "CDSC") at the rates set forth below. The charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value. In addition, shares issued based on the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. To minimize the CDSC, shares not subject to any charge will be redeemed first, followed by shares held the longest time. The Distributor will add up all shares bought in any month and use the last day of the preceding month in calculating the amount of shares owned and time period held for Class B Shares. The trade date will be used for purposes of aging Class C Share investments.

Deferred Sales charge you may pay to sell
Class B Shares


 Year     1      2      3      4      5     6+
------   ----   ----   ----   ----   ----   ---
CDSC     5%     4%     3%     2%     2%     0%

Class B Shares Purchased Prior to January 20, 1998

     Class B Shares that are purchased prior to January 20, 1998 are not subject to the sales load schedule described above but will continue to be subject to the sales load schedule as it existed prior to that date. The following is the sales load schedule you may pay to sell Class B Shares purchased prior to January 20, 1998:


 Year     1      2      3      4     5+
------   ----   ----   ----   ----   ---
CDSC     5%     4%     3%     3%     0%

     In addition, Class B Shares purchased prior to January 20, 1998, will convert to Class A Shares the month following the sixth anniversary of their purchase.

Deferred Sales charge you may pay to sell
Class C Shares


 Year     1     2+
------   ----   ----
CDSC     1%     0%

     Class C shares of the Growth Fund, Balanced Return Fund and Nifty Fifty Fund purchased prior to January 20, 1998 are not subject to the 1% CDSC.

Dealer Concessions
     In addition to the dealer discount on purchases of Class A and M Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

     Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Depending on the nature of the services, these fees may be paid either from the Trust through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor sales contests, training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements; (b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.

How To Obtain Reduced Initial Sales Charges--
Class A and M Shares
     Investors choosing Class A or M Shares may be entitled to reduced sales charges. The five ways in which sales charges may be avoided or reduced are described below.

     Qualified Purchasers. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A or M Shares: (1) any trustee, director or officer of the Phoenix Funds or any other open-end management investment company advised, subadvised or distributed by the Adviser, Distributor or any corporate affiliate of either or both the Adviser and Distributor; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser or Distributor;
(3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or
(5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix-Engemann Fund or other Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15)
any person who is investing redemption proceeds from investment companies other than the Phoenix Funds if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix-Engemann Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix-Engemann Fund or other Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Trust; (17) purchasers of Class A or M Shares bought through investment advisors (including President's Circle clients of REA) and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

     Combination Purchase Privilege. Your purchase of any class of shares of the Funds or any other affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

     An "affiliated Phoenix Fund" includes any other open-end management investment company advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other investment company extends reciprocal privileges to shareholders of the Phoenix Funds.

     Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of the Funds or any other affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made by the same person within a thirteen month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A or M Shares before Class C or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

     Right of Accumulation. Your purchase of any class of shares of the Funds or any other affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

     Associations. Certain groups or associations may be treated as a "person" and qualify for reduced Class A and Class M Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

How To Obtain Reduced Deferred Sales Charges--
Class B and C Shares
     The CDSC is waived on the redemption (sale) of Class B and C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70-1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) based on the exercise of exchange privileges among Class B and C Shares of this or any other affiliated Phoenix Fund; (f) based on any direct rollover transfer of shares from an established affiliated Phoenix Fund qualified plan into an affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (g) based on the systematic withdrawal program (Class B Shares only). If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.


Conversion Feature--Class B Shares

     Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are purchased. Conversion will be on the basis of the then prevailing net asset value of Class A and B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Funds were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.


                           INVESTOR ACCOUNT SERVICES

     The Trust mails periodic statements and reports to shareholders. In order to reduce the volume and cost of mailings, to the extent possible, only one copy of most Fund reports will be mailed to households for multiple accounts with the same surname at the same household address. Please contact Equity Planning to request additional copies of shareholder reports toll free at (800) 243-4361.

     In most cases, changes to any shareholder account may be accomplished by calling Shareholder Services at (800) 243-1574. More information relating to the shareholder account services can be found in the Funds' Statement of Additional Information ("SAI").

     Bank Draft Investing Program (Investo-Matic Plan). By completing the Investo-Matic Section of the New Account Application, you may authorize the bank named in the form to draw $25 or more from your personal checking or savings account to be used to purchase additional shares for your account. The amount you designate will be made available, in form payable to the order of the Transfer Agent, by the bank on the date the bank draws on your account and will be used to purchase shares at the applicable offering price.

     Distribution Option. The Funds currently declare all income dividends and all capital gain distributions, if any, payable in shares of the Funds at net asset value or, at your option, in cash. By exercising the distribution option, you may elect to: (1) receive both dividends and capital gain distributions in additional shares or (2) receive dividends in cash and capital gain distributions in additional shares or (3) receive both dividends and capital gain distributions in cash. If you elect to receive dividends and/or distributions in cash and the check cannot be delivered or remains uncashed due to an invalid address, then the dividend and/or distribution will be reinvested after the Transfer Agent has been informed that the proceeds are undeliverable. Additional shares will be purchased in your account at the then current net asset value. Dividends and capital gain distributions received in shares are taxable to you and credited to your account in full and fractional shares computed at the closing net asset value on the next business day after the record date. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     Systematic Withdrawal Program. The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

     Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. Participants in the Program redeeming Class C Shares will be subject to any applicable contingent deferred sales charge. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A or M Shares investor since a sales charge will be paid by the investor on the purchase of Class A or M Shares at the same time as other shares are being redeemed. For this reason, investors in Class A or M Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

     Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

     Tax Sheltered Retirement Plans. Shares of the Funds are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, SIMPLE 401(k), Profit-Sharing and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations and 403(b) Retirement Plans. Write or call Equity Planning at (800) 243-4361 for further information about the plans.

Exchange Privileges
You may exchange shares of one Fund in the Phoenix-Engemann Funds for shares of another Fund in the Phoenix-Engemann Funds or any other affiliated Phoenix Fund without paying any fees or sales charges.

     On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. Shares held in book-entry form may be exchanged for shares of the same class of any other affiliated Phoenix Fund, provided the following conditions are met:
(1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale; (2) the Acquired Shares are the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is made; and (5) if you have elected not to use the telephone exchange privilege (see below), a properly executed exchange request must be received by the Distributor. Exchanges may be made over the telephone or in writing and may be made at one time or systematically over a period of time. Note, each Fund has different investment objectives and policies. You should read the prospectus of the Fund into which the exchange is to be made before making any exchanges. Class C and Class M Shares are not offered on all affiliated Phoenix Funds. This privilege may be modified or terminated at any time on 60 days' notice.

     Market Timer Restrictions. Because excessive trading can hurt Fund performance and harm shareholders, the Funds reserve the right to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a fund within any 30 day period. The Distributor has entered into agreements with certain market timer entities permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements. The Distributor has the right to reject or suspend these privileges upon reasonable notice.

     Telephone Exchanges. If permitted in your state and unless you waive this privilege in writing, you or your broker may sell or exchange your shares over the phone by calling the Distributor at (800) 243-1574. Reasonable procedures will be used to confirm that telephone instructions are genuine. In addition to requiring that the exchange is only made between accounts with identical registrations, the Distributor may require address or other forms of identification and will record telephone instructions. All exchanges will be confirmed in writing to you. If procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, the Funds and/or Distributor may be liable for following telephone instructions that prove to be fraudulent. Broker/dealers other than the Distributor assume the risk of any loss resulting from any unauthorized telephone exchange instructions from their firm or their registered representatives. You assume the risk if the Distributor acts upon unauthorized instructions it reasonably believes to be genuine. During times of severe economic or market changes, this privilege may be difficult to exercise or may be temporarily suspended. In such event, an exchange may be effected by written request by the registered shareowner(s).


                                NET ASSET VALUE
     The net asset value per share of each Fund is determined as of the close of regular trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

     The Funds' investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Trustees or their delegates. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of less than sixty-one days are valued at amortized cost, which the Trustees have determined approximates market value. For further information about security valuations, see the Statement of Additional Information.


                             HOW TO REDEEM SHARES

     You have the right to have the Funds buy back shares at the net asset value next determined after receipt of a redemption order, and any other required documentation in proper form, by Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. In the case of a Class B or C Share redemption, you will be subject to the applicable contingent deferred sales charge, if any, for such shares (see "Deferred Sales Charge Alternative--Class B and C Shares," above). Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The Funds do not charge any redemption fees. Payment for shares redeemed is made within seven days, provided that redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

     The requirements to redeem shares are outlined in the table below. Additional documentation may be required for redemptions by corporations, partnerships or other organizations, executors, administrators, trustees, custodians, guardians, or from IRA's or other retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the Funds at (800) 243-1574. Redemption requests will not be honored until all required documents in proper form have been received.


How can I sell my Shares?


[Phone Graphic]
     By Phone       [bullet]  Sales up to $50,000
                    [bullet]  Not available on most retirement accounts
(800) 243-1574      [bullet]  Requests received after 4 PM will be
                              executed on the following business day
[Envelope Graphic]
      In Writing    [bullet]  Letter of instruction from the registered
                              owner including the fund and account
                              number and the number of shares or dollar
                              amount you wish to sell
                    [bullet]  No signature guarantee is required if your
                              shares are registered individually, jointly,
                              or as custodian under the Uniform Gifts to
                              Minors Act or Uniform Transfers to Minors
                              Act, the proceeds of the redemption do not
                              exceed $50,000, and the proceeds are
                              payable to the registered owner(s) at the
                              address of record

     Shares previously issued in certificate form cannot be redeemed until the certificated shares have been deposited to your account.

Telephone Redemptions

     The Funds and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to you. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Funds and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker/ dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, you would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Funds and/or the Transfer Agent reasonably believe to be genuine. The Telephone Redemption Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Redemption Privilege may be difficult to exercise or may be temporarily suspended. In such event, a redemption may be effected by written request by following the procedure outlined above.


Written Redemptions

     If you elect not to use the telephone redemption or telephone exchange privileges, you must submit your request in writing. If the shares are being exchanged between accounts that are not identically registered, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.


Account Reinstatement Privilege

     You have a one time privilege of using redemption proceeds from Class A, B, C and M Shares to purchase Class A Shares of any affiliated Phoenix Fund with no sales charge (at net asset value next determined after the request for reinvestment is made). For Federal income tax purposes, a redemption and reinvestment will be treated as a sale and purchase of shares. Special rules may apply in computing the amount of gain or loss in these situations. (See "Dividends, Distributions and Taxes" for information on the Federal income tax treatment of a disposition of shares.) A written request to reinstate your account must be received by the Transfer Agent within 180 days of the redemption, accompanied by payment for the shares (not in excess of the redemption value). Class B shareholders who have had the contingent deferred sales charge waived through participation in the Systematic Withdrawal Program are not eligible to use the Reinstatement Privilege.

Redemption of Small Accounts
     Due to the relatively high cost of maintaining small accounts, the Funds reserve the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemptions, of less than $200. Before the Funds redeem these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $200.


                            DIVIDENDS, DISTRIBUTIONS
                                   AND TAXES

     Each Fund is treated as a separate entity for Federal income tax purposes. Each Fund intends to elect to be treated as a regulated investment company ("RIC") and qualify annually as such under Subchapter M of the Internal Revenue Code (the "Code"). In addition, each Fund intends to distribute annually to shareholders all or substantially all of its net investment income and net realized capital gains, after utilization of any capital loss carryover. As a result, each Fund will not be subject to Federal income tax on the net investment income and net capital gains that it distributes. The discussion below is based upon the assumption that each Fund will qualify as a RIC.

     Each Fund intends to declare a dividend equal to substantially all of its net investment income (including any net short-term capital gains realized by the Fund and any net realized foreign currency gains and losses, if any) and a distribution of substantially all net realized long-term capital gains at least once each calendar year, typically in December, except that the Value 25 Fund intends to declare dividends from investment income on a semi-annual basis. The Trustees, however, may declare dividends more or less frequently.

     Each Fund will be subject to a nondeductible 4% excise tax if it fails to meet certain calendar year distribution requirements. In order to prevent imposition of the excise tax, it may be necessary for the Funds to make distributions more frequently than described in the previous paragraph.

     Unless a shareholder elects to receive distributions in cash, dividends and capital gain distributions will be paid in additional shares of the Funds credited at the net asset value per share on the ex-date. Dividends and distributions, whether received in cash or in additional shares of the Funds, generally are subject to Federal income tax and may be subject to state, local, and other taxes. Shareholders will be notified annually about the amount and character of distributions made to them by the Funds.

     Long-term capital gains, if any, distributed to shareholders and which are designated by the Funds as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time shares of the Funds have been held by the shareholder. Distributions of short-term capital gains and net investment income, if any, are taxable to shareholders as ordinary income.

     Dividends and distributions generally will be taxable to shareholders in the taxable year in which they are received. However, dividends and distributions declared by the Funds in October, November or December of any calendar year, with a record date in such a month, and paid during the following January, will be treated as if they were paid by the Funds and received by shareholders on December 31 of the calendar year in which they were declared.

     A redemption or other disposition (including an exchange) of shares of the Funds generally will result in the recognition of a taxable gain or loss, which will be a long- or short-term capital gain or loss (assuming the shares were a capital asset in the hands of the shareholder), depending upon a shareholder's holding period for his or her shares. In addition, if shares of a Fund are disposed of at a loss and are replaced (either through purchases or through reinvestment of dividends) within a period commencing thirty days before and ending thirty days after the disposition of such shares, the realized loss will be disallowed and appropriate adjustments to the tax basis of the new shares will be made. In addition, special rules may apply to determine the amount of gain or loss realized on any exchange.

     The foregoing is only a summary of some of the important tax considerations generally affecting a Fund and its shareholders. In addition to the Federal income tax consequences described above, which are applicable to any investment in a Fund, there may be state or local tax considerations, and estate tax considerations, applicable to the circumstances of a particular investor. Also, legislation may be enacted in the future that could affect the tax consequences described above. Investors are urged to consult their attorneys or tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign shareholders may be subject to U.S. Federal income tax rules that differ from those described above. For more information regarding distributions and taxes, see "Dividends, Distributions and Taxes" in the Statement of Additional Information.

Important Notice Regarding Taxpayer IRS Certification
     Pursuant to IRS regulations, the Funds may be required to withhold 31% of all reportable payments including any taxable dividends, capital gain distributions or share redemption proceeds for any account which does not have a taxpayer identification number or social security number and certain required certifications.

     The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

     Each Fund will send to its shareholders, within 31 days after the end of the calendar year, information which is required by the Internal Revenue Service for preparing federal income tax returns. Investors are urged to consult their attorney or tax adviser regarding specific questions as to Federal, foreign, state or local taxes.


                            ADDITIONAL INFORMATION

Description of Shares
     The Trust was established on May 28, 1986 as a Massachusetts business trust. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund, except that Class B and C Shares of any Fund, which bear higher distribution fees and certain incrementally higher expenses associated with the deferred sales arrangement, pay correspondingly lower dividends per share than Class A and M Shares of the same Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or class is required. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the Investment Company Act of 1940.

     Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Funds for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

     Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, undertaking or obligation made or issued by the Trust shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations. Registration Statement
     This Prospectus omits certain information included in the Statement of Additional Information and Part C of the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act. A copy of the Registration Statement may be obtained from the Securities and Exchange Commission in Washington, D.C.

                         BACKUP WITHHOLDING INFORMATION

Step 1. Please make sure that the social security number or taxpayer identification number (TIN) which appears on the Application complies with the following guidelines:


Account Type                          Give Social Security Number or Tax Identification Number of:
Individual                            Individual
Joint (or Joint Tenant)               Owner who will be paying tax
Uniform Gifts to Minors               Minor
Legal Guardian                        Ward, Minor or Incompetent
Sole Proprietor                       Owner of Business (also provide owner's name)
Trust, Estate, Pension Plan Trust     Trust, Estate, Pension Plan Trust (not personal TIN of fiduciary)
Corporation, Partnership,
Other Organization                    Corporation, Partnership, Other Organization
Broker/Nominee                        Broker/Nominee

Step 2. If you do not have a TIN, you must obtain Form SS-5 (Application for Social Security Number) or Form SS-4 (Application for Employer Identification Number) from your local Social Security or IRS office and apply for one. Write "Applied For" in the space on the application.

Step 3. If you are one of the entities listed below, you are exempt from backup withholding.
      [bullet] A corporation
      [bullet] Financial institution
      [bullet] Section 501(a) exempt organization (IRA, Corporate Retirement
               Plan, 403(b), Keogh)
      [bullet] United States or any agency or instrumentality thereof
      [bullet] A State, the District of Columbia, a possession of the United
               States, or any subdivision or instrumentality thereof
      [bullet] International organization or any agency or instrumentality thereof
      [bullet] Registered dealer in securities or commodities registered in the
               U.S. or a possession of the U.S.
      [bullet] Real estate investment trust
      [bullet] Common trust fund operated by a bank under section 584(a) [bullet] An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1)
      [bullet] Regulated Investment Company

If you are in doubt as to whether you are exempt, please contact the Internal
      Revenue Service.

Step 4. IRS Penalties--If you do not supply us with your TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report interest, dividend or patronage dividend income on your federal income tax return, you will be treated as negligent and subject to an IRS 5% penalty tax on any resulting underpayment of tax unless there is clear and convincing evidence to the contrary. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to a backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.



-----------
This Prospectus sets forth concisely the information about the Phoenix-Engemann Funds (the "Trust") which you should know before investing. Please read it carefully and retain it for future reference.

The Phoenix-Engemann Funds has filed with the Securities and Exchange Commission a Statement of Additional Information about the Trust, dated January 20, 1998. The Statement contains more detailed information about the Trust and is incorporated into this Prospectus by reference. You may obtain a free copy of the Statement by writing the Trust c/o Phoenix Equity Planning Corporation, 100 Bright Meadow, P.O. Box 2200, Enfield, Connecticut 06083-2200 or by calling
(800) 243-4361.

Financial Information relating to the Trust is contained in the Semiannual Report to Shareholders for the period ended June 30, 1997 and is incorporated into the Statement of Additional Information by reference.



           [Recycled logo] Printed on recycled paper using soybean ink

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

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

Phoenix Funds                                               ------------------
PO Box 2200                                                   BULK RATE MAIL
Enfield CT 06083-2200                                          U.S. POSTAGE
                                                                   PAID
                                                             SPRINGFIELD, MA
                                                              PERMIT NO. 444
                                                             -----------------

[LOGOTYPE] PHOENIX
           DUFF & PHELPS









PDP 2011 (1/98)

                          PHOENIX-ENGEMANN GROWTH FUND
                       PHOENIX-ENGEMANN NIFTY-FIFTY FUND
                     PHOENIX-ENGEMANN BALANCED RETURN FUND
                      PHOENIX-ENGEMANN GLOBAL GROWTH FUND
                     PHOENIX-ENGEMANN SMALL & MID-CAP FUND
                         PHOENIX-ENGEMANN VALUE 25 FUND


                          600 North Rosemead Boulevard
                        Pasadena, California 91107-2133



                      Statement of Additional Information
                                January 20, 1998



     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of The Phoenix-Engemann Funds (the "Trust"), dated January 20, 1998 (the "Prospectus"), and should be read in conjunction with it. Such Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.




                               TABLE OF CONTENTS

                                             PAGE
THE TRUST  .................................    1
INVESTMENT OBJECTIVES AND POLICIES .........    1
INVESTMENT RESTRICTIONS   ..................    1
INVESTMENT TECHNIQUES  .....................    2
PERFORMANCE INFORMATION   ..................   10
PORTFOLIO TRANSACTIONS AND BROKERAGE  ......   12
SERVICES OF THE ADVISER   ..................   13
THE DISTRIBUTOR  ...........................   14
PLANS OF DISTRIBUTION  .....................   15
NET ASSET VALUE  ...........................   17
HOW TO BUY SHARES   ........................   18
ALTERNATIVE PURCHASE ARRANGEMENTS  .........   18
INVESTOR ACCOUNT SERVICES ..................   19
REDEMPTION OF SHARES   .....................   19
DIVIDENDS, DISTRIBUTIONS AND TAXES .........   20
TAX SHELTERED RETIREMENT PLANS  ............   21
TRUSTEES AND OFFICERS  .....................   21
OTHER INFORMATION   ........................   22
APPENDIX   .................................   25

                        Customer Service: (800) 243-1574
                           Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunications Device (TTY)-(800) 243-1926




PDP 2011 (1/98)

                                   THE TRUST


     The Phoenix-Engemann Funds (the "Trust") (formerly called the "Pasadena Investment Trust") is a diversified open-end management investment company which was organized under Massachusetts law in 1986 as a business trust. The name change of the Trust was made on September 3, 1997 in connection with the merger of an acquisition subsidiary of Phoenix Duff & Phelps Corporation and Pasadena Capital Corporation. The Trust presently comprises six series:
Phoenix- Engemann Growth Fund, Phoenix-Engemann Nifty Fifty Fund, Phoenix-Engemann Balanced Return Fund, Phoenix-Engemann Global Growth Fund, Phoenix-Engemann Small & Mid-Cap Growth Fund and Phoenix-Engemann Value 25 Fund, each a "Fund" and collectively the "Funds."



                      INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of each Fund is deemed to be a fundamental policy which may not be changed without the approval of the holders of a majority of the outstanding shares of each Fund. Investment restrictions described in this Statement of Additional Information as a fundamental policy may not be changed without the approval of such Fund's shareholders. Notwithstanding the foregoing, certain investment restrictions affect more than one series of the Trust and therefore modifications may require the consent of other shareholders. There is no assurance that any Fund will meet its investment objective.


                            INVESTMENT RESTRICTIONS

     The following restrictions have been adopted as matters of fundamental or operating policy for the Funds. Fundamental policies may not be changed without the approval of a majority of the Fund's outstanding voting securities and approval of the Board of Trustees. Operating policies can be changed by vote of the Board of Trustees. The Funds may not:

     (1) With respect to 75% of a Fund's total assets, purchase any security (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of any one issuer. This limitation does not apply with respect to the remaining 25% of a Fund's total assets (except that neither the Growth Fund nor the Balanced Return Fund will invest more than 10% of its total assets in any one non-U.S. Government issuer). [Fundamental Policy]

     (2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of its portfolio securities, and may make margin payments in connection with transactions in permissible futures and options contracts) or make uncovered short sales. [Operating Policy]

     (3) With respect to 75% of the Global Growth, Small & Mid-Cap Growth and Value 25 Funds' and 100% of the Growth, Nifty Fifty and Balanced Return Funds' total assets, acquire more than 10% of any one class of securities of an issuer or more than 10% of the outstanding voting securities of any one issuer. (For this purpose all common stocks of an issuer are regarded as a single class, and all preferred stocks of an issuer are regarded as a single class.) [Fundamental Policy]

     (4) Borrow money in excess of 20% (5% for the Growth, the Nifty Fifty and Balanced Return Funds) of its total assets (taken at cost) and then only as a temporary measure for extraordinary or emergency reasons and not for investment. (Each Fund may borrow only from banks and immediately after any such borrowings there must be an asset coverage [total assets of the Fund, including the amount borrowed, less liabilities other than such borrowings] of at least 300% of the amount of all borrowings. In the event that, due to market decline or other reasons, such asset coverage should at any time fall below 300%, the Fund is required within three days, not including Sundays and holidays, to reduce the amount of its borrowings to the extent necessary to cause the asset coverage of such borrowings to be at least 300%. If this should happen, the Fund may have to sell securities at a time when it would be disadvantageous to do so.) [Fundamental Policy]

     (5) With respect to the Global Growth, the Small & Mid-Cap Growth and the Value 25 Funds, pledge more than 25% of its total assets (taken at cost) in connection with permissible borrowings. For the purposes of this restriction, the deposit of underlying securities and other assets in connection with the writing of put and call options and collateral arrangements with respect to margin for currency futures contracts are not deemed to be a pledge of assets. [Fundamental Policy]

     (6) Invest more than 5% (30% for the Balanced Return Fund) of its total assets in securities of any one issuer which, together with any predecessor, has been in continuous operation for less than three years. [Fundamental Policy]

     (7) Invest in securities of any company, if officers and Trustees of the Trust and officers and directors of the Adviser who beneficially own more than 0.5% of the shares or securities of that company collectively own more than 5% of such securities. [Fundamental Policy with respect to the Growth, Nifty Fifty, Balanced Return, Global Growth and Small & Mid-Cap Growth Funds]

     (8) Make loans, except (a) by purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue to the public or to financial institutions, (b) by entry into repurchase agreements, or (c) through the lending of its portfolio securities with respect to not more than 25% of its total assets. [Fundamental Policy]

     (9) Buy or sell oil, gas or other mineral leases, rights or royalty contracts or commodities or commodity contracts, except for transactions in futures contracts and options thereon entered into for hedging purposes, and the Growth, Nifty Fifty and Balanced Return Funds may purchase marketable securities of companies or partnerships holding such interests. [Fundamental Policy for the Global Growth, Small & Mid-Cap Growth and Value 25 Funds]

     (10) Act as an underwriter except to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. [Fundamental Policy]

     (11) Make investments for the purpose of exercising control of a company's management. [Operating Policy]

     (12) Concentrate its investments in particular industries, and in no event invest more than 25% of the value of its total assets in any one industry. [Fundamental Policy]

     (13) Engage in puts, calls, straddles, spreads or any combination thereof, except that, to the extent described in the Prospectus and this Statement of Additional Information, a Fund may buy and sell put and call options (and any combination thereof) on securities, on financial futures contracts, on securities indices, on currency futures contracts and on foreign currencies and may buy and sell put and call warrants, the values of which are based upon securities indices. [Operating Policy]

     (14) Purchase warrants if as a result its warrant holdings, valued at the lower of cost or market, would exceed 5% of the Fund's net assets, with no more than 2% of net assets in warrants not listed on the New York or American Stock Exchanges. [Operating Policy]

     (15) Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Funds, or by a person designated by the Trustees of the Funds, to make such determinations pursuant to procedures adopted by the Trustees to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 10% of the Growth, Nifty Fifty and Balanced Return Funds' and more than 15% of the Global Growth, Small & Mid-Cap Growth and Value 25 Funds' net assets (taken at current value) would be invested in the aggregate in securities described in (a), (b) and (c) above. [Operating Policy]

     (16) Purchase or sell real property (including limited partnership interests), except that the Fund may (a) purchase or sell readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate, (b) purchase or sell securities that are secured by interests in real estate or interests therein, or (c) acquire real estate through exercise of its rights as a holder of obligations secured by real estate or interests therein or sell real estate so acquired. [Fundamental Policy]

     (17) Participate on a joint or joint and several basis in any securities trading account. [Operating Policy]

     (18) Purchase the securities of any other investment company except (a) within the limits of the 1940 Act, (b) in a public offering or in the open market or in privately negotiated transactions where, in either case, to the best information of the Fund, no commission, profit or sales charge to a sponsor or dealer (other than a customary broker's commission or underwriting discount) results from such purchase, (c) if such purchase is part of a merger, consolidation, or acquisition of assets, or (d) as part of a master-feeder arrangement (see below). [Fundamental Policy]

     (19) With respect to the Growth Fund, the Nifty Fifty Fund and the Balanced Return Fund, purchase or sell financial futures, commodities or commodities contracts, including futures contracts on physical commodities. [Fundamental Policy]

     Each Fund, notwithstanding any other investment policy or limitation (whether or not fundamental), may invest all of its assets in the securities or beneficial interests of a single pooled investment fund having substantially the same objective, policies and limitations as such Fund.

     Some of the practices referred to above are subject to restrictions contained in the 1940 Act. In addition to the restrictions described above, a Fund may from time to time agree to additional investment restrictions for purposes of compliance with the securities laws of those states and foreign jurisdictions where such Fund intends to offer or sell its shares. Any such additional restrictions that would have a material bearing on a Fund's operations will be reflected in the Prospectus or a Prospectus supplement and may require shareholder approval.


                             INVESTMENT TECHNIQUES


The Funds may utilize the following practices or techniques in pursuing their investment objectives.


Foreign Securities

     Each Fund may invest (directly and/or through Depositary Receipts) in securities principally traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and the information available may not be of the same quality. Foreign companies also may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States.

     Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. To hedge against possible variations in currency exchange rates, a Fund (except the Growth Fund, the Nifty Fifty Fund and the Balanced Return Fund) may purchase and sell forward currency exchange contracts. These are agreements to purchase or sell specified currencies at specified dates and prices. A Fund will only purchase and sell forward currency exchange contracts in amounts which the Adviser deems appropriate to hedge existing or anticipated portfolio positions and will not use such forward contracts for speculative purposes. Foreign securities, like other assets of a Fund, will be held by such Fund's custodian or by an authorized subcustodian. While none of the Growth, Nifty Fifty and Balanced Return Funds anticipates investing a significant portion of its assets in foreign securities, each of these Funds may invest up to 15% of the value of its total assets (at time of purchase, giving effect thereto) in the securities of foreign issuers and obligors. The Small & Mid-Cap Growth Fund may invest up to 50% of its assets, the Value 25 Fund may invest up to 25% of its assets and the Global Growth Fund may invest up to 100% of its assets in foreign securities.

     Depositary Receipts. Each Fund's investments in the securities of foreign issuers may be in the form of Depositary Receipts ("DRs"), e.g., American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), Continental Depositary Receipts ("CDRs"), or other forms of DRs. DRs are receipts typically issued by a United States or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. The Fund may invest in DRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the deposited security. The depository of unsponsored DRs generally bears all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.


Foreign Currency Transactions

     In General. As described below, each Fund (except the Growth Fund, the Nifty Fifty Fund and the Balanced Return Fund) may engage in certain foreign currency exchange and option transactions. These transactions involve investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of securities prices or currency exchange rates are inaccurate, the adverse consequences to a Fund may leave such Fund in a worse position than if it had not used such strategies. Risks inherent in the use of option and foreign currency forward and futures contracts include: (1) dependence on the Adviser's ability to correctly predict movements in the direction of securities prices and currency exchange rates; (2) imperfect correlation between the price of options and futures contracts and movements in the prices of the securities or currencies being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. Each Fund's ability to enter into futures contracts is also limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

     The Global Growth Fund, Small & Mid-Cap Growth Fund and Value 25 Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. In addition, each Fund may write covered put and call options on foreign currencies for the purpose of increasing its return.

     Generally, each of the above Funds may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund will attempt to protect itself against a possible loss resulting from an adverse change in the exchange rate between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Each of the above Funds may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. Each Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

     For transaction hedging purposes each of the above Funds may also purchase exchange-listed and over-the-counter put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives a Fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives a Fund the right to purchase the currency at the exercise price until the expiration of the option.

     When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the values of currency for securities which such Fund expects to purchase, when such Fund holds cash or short-term investments). In connection with position hedging, each of the Funds may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. Each Fund may also purchase or sell foreign currency on a spot basis.

     The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

     It is also impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency such Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

     Each of the above Funds may seek to increase its return or to offset some of the costs of hedging against fluctuations in currency exchange rates by writing covered put options and covered call options on foreign currencies. A Fund receives a premium from writing a put or call option, which increases such Fund's current return if the option expires unexercised or is closed out at a net profit. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

     A Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Adviser will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for a Fund. Cross hedging transactions by a Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.


     None of the Funds is a commodity pool. The Funds' transactions in futures and options thereon as described herein will constitute bona fide hedging or other permissible transactions under regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). In addition, no Fund may engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired futures and options thereon would exceed 5% of the value of such Fund's net assets, with certain exclusions as defined in the applicable CFTC rules. At the time of purchase of a foreign currency exchange contract, a foreign currency futures contract or related option, liquid assets, such as cash, U.S. government securities or other appropriate high-grade debt obligations, marked to market daily equal to the market value of the foreign currency contract or related option minus the Fund's initial margin deposit will be deposited in a pledged account with the Funds' custodian to collateralize the position and thereby ensure that it is not leveraged.


     Currency forward and futures contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The holder of a cancelable forward contract has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

     Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, a Fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Although each Fund (except the Growth Fund, the Nifty Fifty Fund and the Balanced Return Fund) intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

     Foreign currency options. In general, options on foreign currencies operate similarly to options on securities and are subject to many similar risks. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit, which is composed of amounts of a number of currencies and is the official medium of exchange of the European Community's European Monetary System.

     Each Fund (except the Growth, Nifty Fifty and Balanced Return Funds) will only purchase or write foreign currency options when the Fund's Adviser believes that a liquid market exists for such options. There can be, however, no assurance that a liquid market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

     The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options) may be affected significantly, fixed, or supported directly or indirectly, by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, since exchange rates may not be free to fluctuate in response to other market forces.

     The value of a foreign currency option reflects the value of an exchange rate, which in turn reflects the relative values of two currencies, generally the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd- lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

     Settlement procedures. Settlement procedures relating to the Funds' investments in foreign securities and to the Funds' foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Funds' domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and a Fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Settlement procedures in many foreign countries are less established than those in the United States, and some foreign country settlement periods can be significantly longer than those in the United States.

     Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should such Fund desire to resell that currency to the dealer.

Futures Contracts and Related Options

     A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade--known as "contract markets"--approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. None of the Funds that can invest in futures contracts and related options will invest more than 5% of its net assets in such contracts and options.

     No Fund will deal in commodity contracts per se, and the Global Growth, Small & Mid-Cap Growth and Value 25 Funds will deal only in futures contracts involving financial instruments. Although futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. Futures contracts traded on an exchange approved by the CFTC are "marked to market" at the end of each year, whether or not they are closed out. In general, 40% of the gain or loss arising from the closing out or marking to market of a futures contract traded on an exchange approved by the CFTC is treated as short-term capital gain or loss, and 60% is treated as long-term capital gain or loss.

     Unlike when a Fund purchases or sells a security, no price is paid or received by such Fund upon the purchase or sale of a futures contract. Upon entering into a contract, such Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or certain liquid securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to such Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

     Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when a Fund has purchased a futures contract on a security and the price of the underlying security has risen, that position would increase in value and such Fund would receive from the broker a variation margin payment based on that increase in value. Conversely, when a Fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and such Fund would be required to make a variation margin payment to the broker.


     A Fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by such Fund. A Fund may close its positions by taking opposite positions which will operate to terminate such Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to such Fund, and such Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

     At the time of purchase of a financial futures contract or a call option on a futures contract, liquid assets, such as cash, U.S. government securities or other appropriate high-grade debt obligations, marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit will be deposited in a pledged account with the Funds' custodian to collateralize the position and thereby ensure that it is not leveraged.


     Options on futures contracts. Each Fund (except the Growth Fund, the Nifty Fifty Fund and the Balanced Return Fund) may purchase and write put and call options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on future contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Each of the above Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which such Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

     As with options on securities, the holder or writer of an option may terminate its position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

     The Global Growth, Small & Mid-Cap Growth and Value 25 Funds will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by such Funds pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

     Risks of transactions in futures contracts and related options. Successful use of futures contracts by a Fund is subject to the Adviser's ability to predict movements in the direction of interest rates and other factors affecting securities markets. For example, if a Fund has hedged against the possibility of decline in the values of its investments and the values of its investments increase instead, such Fund will lose part or all of the benefit of the increase through payments of daily maintenance margin. A Fund may have to sell investments at a time when it may be disadvantageous to do so in order to meet margin requirements. The loss from investing in futures transactions is potentially unlimited.


     Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put or call option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

     To reduce or eliminate a hedge position held by a Fund, such Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. Each of the Global Growth, Small & Mid-Cap Growth and Value 25 Funds may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective. Each of these Funds may also purchase and sell options on index futures contracts.

     For example, the Standard & Poor's Composite 500 Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). A stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4 per unit). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2 per unit).

     There are several risks in connection with the use by the Funds of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Funds' Adviser will, however, when engaging in this type of activity, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.


     Successful use of index futures by a Fund for hedging purposes is also subject to the Adviser's ability to predict movements in the direction of the market. It is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in such Fund's portfolio may decline. If this occurred, such Fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, such Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if such Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends may not result in a successful hedging transaction over a short time period.

     Options on stock index futures. Options on stock index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.


Options on Indices

     As an alternative to purchasing put and call options on index futures, each of the Global Growth, Small & Mid-Cap Growth and Value 25 Funds may purchase and sell put and call options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.


Index Warrants

     Each Fund (except the Growth Fund, the Nifty Fifty Fund and the Balanced Return Fund) may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then such Fund would lose the amount of the purchase price paid by it for the warrant.

     A Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of a Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although each Fund will normally invest only in exchange listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.


Securities Loans

     Each Fund may make secured loans of its portfolio securities amounting to not more than 25% of its total assets, thereby increasing its total return. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of cash or high-grade short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to such Fund an amount equal to any dividends or interest received on securities lent. A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise the voting rights on any matters materially affecting the investment. A Fund may also call such loans in order to sell securities.

Forward Commitments

     Each Fund (except the Growth Fund, the Nifty Fifty Fund and the Balanced Return Fund) may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although each Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, such Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

Illiquid Securities

     Each of the Global Growth, Small & Mid-Cap, and Value 25 Funds may invest up to 15% and each of the Growth, Nifty Fifty and Balanced Return Funds may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with such Fund's objective and other policies. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, certain options traded in the over-the-counter market and securities used to cover such options. As to these securities, a Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund could be adversely affected. When purchasing securities that have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and are not readily marketable, each Fund will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between a Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, if a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the 1933 Act for certain unregistered securities held by a Fund, such Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Trust's Board of Trustees. Because it is not possible to predict with any assurance how the market for restricted securities pursuant to Rule 144A will develop, the Board of Trustees has directed the Adviser to monitor carefully any Fund investments in such securities with particular regard to trading activity, availability or reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, a Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio during such period.


Repurchase Agreements

     Each Fund may, for temporary defensive purposes, invest its assets in eligible U.S. Government securities and concurrently enter into repurchase agreements with respect to such securities. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government security itself. Such repurchase agreements will be made only with banks with assets of $1 billion or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized as primary dealers by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration. In addition, to the extent a Fund has over $10 million in assets, the Fund will limit the amount of its transactions with any one bank or Government securities dealer to a maximum of 25% of its assets. Any repurchase agreements entered into by a Fund will be of short duration, from overnight to one week, although the underlying securities generally have longer maturities. No Fund may enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the value of the Growth, Nifty Fifty or Balanced Return Funds' or 15% of the value of the Global Growth, Small & Mid-Cap Growth or Value 25 Funds' net assets would be invested in such repurchase agreements and other illiquid assets.

     For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from a Fund to the seller of the U.S. Government security subject to the repurchase agreement. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the U.S. Government security.

     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, each Fund will always receive as collateral for any repurchase agreement to which it is a party U.S. Government securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian or other entity authorized by the Trust's Board of Trustees to have custody for purposes of repurchase agreement transactions. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities, however.

Special Situations

     Subject to the limitations in the Prospectus, each Fund (except the Global Growth Fund) may invest in special situations that the Adviser believes present opportunities for capital growth. Such situations most typically include corporate restructurings, mergers, and tender offers.

     A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations, mergers, or tender offers; material litigation or resolution thereof; technological breakthroughs; and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

                            PERFORMANCE INFORMATION

     The Funds may, from time to time, include total return in advertisements or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class or Fund and as a total return of any Class or Fund.

     Standardized quotations of average annual total return for each Class of Shares of a Fund will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A, Class B, Class C or Class M Shares of a Fund over periods of 1, 5 and 10 years or up to the life of the class of shares of a Fund, calculated for each class separately pursuant to the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A and M Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B and C Shares, and assume that all dividends and distributions are reinvested when paid.

     The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Funds may compare performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Funds against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Russell 2000 Index, Morgan Stanley Capital International All Country World Index, Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

     Advertisements, sales literature and other communications may contain information about the Funds and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Funds may separate its cumulative and average annual returns into income and capital gains components.

     Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of each Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

     The Funds may also compute aggregate cumulative total return for specified periods based on a hypothetical Class A, Class B, Class C or Class M account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A and M Shares' maximum sales charge of 4.75% and 3.50%, respectively, and assumes reinvestment of all income dividends and capital gain distributions during the period.

     The Funds also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

     The average annual compounded rates of return, or total return, for the Class A, Class B and Class C shares of each of the Funds for the indicated periods ended December 31, 1996 were as follows (Class M shares were not offered during those periods):


                                      One        Five      Inception(1) to
                                     Year       Years     December 31, 1996
  Class A                            --------   -------   ------------------
The Growth Fund                      15.77%     6.39%            11.97%
The Balanced Return Fund             11.30%     7.68%            13.91%
The Nifty Fifty Fund                 19.57%     9.82%            17.65%
The Global Growth Fund*              15.04%      N/A             24.55%
The Small & Mid-Cap Growth Fund*     43.96%      N/A             42.08%


                                     One       Inception(2) to
                                    Year       December 31, 1996
  Class B                           --------   ------------------
The Growth Fund                     16.52%            13.09%
The Balanced Return Fund            11.82%            11.16%
The Nifty Fifty Fund                20.60%            16.56%
The Global Growth Fund              N/A                4.98%
The Small & Mid-Cap Growth Fund     N/A                7.84%


                                     One       Inception(2) to
                                    Year       December 31, 1996
  Class C                           --------   ------------------
The Growth Fund                     21.52%            13.87%
The Balanced Return Fund            16.79%            11.97%
The Nifty Fifty Fund                25.60%            17.30%
The Global Growth Fund              N/A                6.28%
The Small & Mid-Cap Growth Fund     N/A                2.12%

(1)The inception dates of the Funds are as follows:
     Growth Fund--June 24, 1986
     Balanced Return Fund--June 8, 1987
     Nifty Fifty Fund--December 17, 1990
     Global Growth Fund--November 1, 1993
     Small & Mid-Cap Growth Fund--October 10, 1994

(2)The inception date for Class B and Class C shares for the Growth, Nifty Fifty and Balanced Return Funds was January 1, 1994; the inception date for the Class B shares for the Global Growth and Small & Mid-Cap Growth Funds was September 18, 1996; the inception date for the Class C shares for the Global Growth Fund was October 21, 1996 and the inception date for the Class C shares of the Small & Mid-Cap Growth Fund was October 8, 1996.

*Prior to September 1, 1996, the Global Growth and Small & Mid-Cap Growth Funds' shares were not offered to the public and, although each Fund's portfolio was managed substantially in accordance with the investment policies described in its current Prospectus during that period, some management differences did occur due primarily to each Fund's small asset size. Accordingly, each Fund's performance during periods prior to September 1, 1996 may not be relevant to an assessment of such Fund's performance subsequent to such date. Additionally, the Adviser waived all management, administrative and service fees otherwise payable to it by the Global Growth Fund during 1993, 1994 and 1995 and the Small & Mid-Cap Growth Fund during 1994 and 1995, which had the effect of increasing each Fund's total return for those periods.

     A Fund may also, from time to time, include a reference to the current distribution rate of each Class of shares in investor communications and sales literature preceded or accompanied by a prospectus for such Fund, reflecting the amounts actually distributed to shareholders of each Class which could include capital gains and other items of income, as well as interest and dividend income received by a Fund and distributed to the shareholders. All calculations of a Class's distribution rate are based on the distributions per share which are declared, but not necessarily paid, during the fiscal year. The distribution rate for a Class is determined by dividing the distributions declared during the period by the maximum offering price per share of the Class on the last day of the period and annualizing the resulting figure. The distribution rate does not reflect capital appreciation or depreciation in the price of a Fund's shares and should not be confused with yield or considered to be a complete indicator of the return to the investor on his investment.

     Investors should note that the investment results of each Fund will fluctuate over time, and any presentation of a Fund's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Funds. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in the Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Funds an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future. The Adviser believes that the Funds benefit with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Funds is best served by brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of: the firm's ability to execute the order in the desired manner; the value of research services provided by the firm; and the firm's attitude toward and interest in mutual funds in general including the sale of mutual funds managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Funds. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser better prices and execution are available elsewhere.

     In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Funds. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Funds and shareholders.

     A high rate of portfolio turnover involves a correspondingly higher amount of brokerage commissions and other costs which must be borne directly by the Funds and indirectly by shareholders.

     Stolper & Company, Inc., of which Michael Stolper, a former Trustee of the Trust and a Director of Pasadena Capital Corporation, is the sole shareholder, has in the past received brokerage business from the Adviser. Stolper & Company, Inc. assists its clients in selecting an investment adviser and offers a service measuring the performance of investment advisers, in return for which the client pays cash or directs the investment adviser to execute a portion of the brokerage business through Bear, Stearns & Company for the credit of Stolper & Company, Inc. Stolper & Company, Inc. and the Adviser anticipate that such brokerage allocation from the Adviser will continue. However, neither Michael Stolper nor Stolper & Company, Inc. will receive or participate in commissions paid by a Fund nor receive any reciprocal business as a result of commissions paid by a Fund, although a Fund may pay usual and customary brokerage commissions to Bear, Stearns & Company for brokerage business by such Fund.

     It is possible that purchases or sales of securities for a Fund also may be considered for other clients of the Adviser or its affiliates, including the other series of the Trust. Any transactions in such securities at or about the same time will be allocated among such Fund and such other clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the Fund and the other clients' accounts, and the amount of securities to be purchased or sold. It is recognized that it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security so far as that Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower commissions will be beneficial to such Fund.

     The Board of Trustees of the Trust periodically monitors the operation of these brokerage policies by reviewing the allocation of brokerage orders. The total brokerage commissions paid by the Growth Fund during 1994, 1995, and 1996, were $1,411,544, 839,679, and $2,301,351, respectively. For the years ended December 31, 1994, 1995, and 1996, the Balanced Return Fund paid $94,899, $33,853, and $35,776, respectively, in brokerage commissions. For the years ended December 31, 1994, 1995, and 1996, the Nifty Fifty Fund paid $123,205, $132,426, and $245,499, respectively, in brokerage commissions. For the years ended December 31, 1994, 1995, and 1996, the Global Growth Fund paid $10,627, $4,931, and $130,703, respectively, in brokerage commissions. For the years ended December 31, 1994, 1995, and 1996, the Small & Mid-Cap Growth Fund paid $2,400, $2,523, and $162,103 respectively, in brokerage commissions. The amounts shown for each Fund for 1993 and 1994 include mark-ups paid by the Fund on principal trades.

     The increase in brokerage commissions for the Nifty Fifty, Global Growth and Small & Mid-Cap Growth Funds is due to increased portfolio turnover for these Funds.


                            SERVICES OF THE ADVISER

     The following information concerning the investment management and administrative services provided to the Funds supplements the information contained in the section in the Prospectus entitled "Management of the Funds."

Investment Management Agreement

     The Adviser, Roger Engemann & Associates, Inc., has entered into an Investment Management Agreement (the "Management Agreement") with the Trust, on behalf of each series of the Trust including the Funds, to provide investment advice and investment management services with respect to the assets of each Fund, provide personnel, office space, facilities and equipment as may be needed by the Funds in their day-to-day operations and provide the officers of the Trust. The Management Agreement has been approved by the Board of Trustees of the Trust with respect to each Fund, including a majority of the Trustees who are not a party to the Management Agreement or interested persons of a party to the Management Agreement, and by a majority of the outstanding voting shares of each Fund at a special meeting of shareholders on August 28, 1997.

     The Management Agreement dated as of September 3, 1997 will be in effect through September 2, 1999. The Management Agreement may be continued thereafter for successive periods not to exceed one year, provided that such continuance is specifically approved annually by a vote of a majority of each Fund's outstanding voting securities or by the Board of Trustees, and by the vote of a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

Expenses

     Except as set forth in the separate Administration Agreement discussed below, the Adviser is not responsible under the Management Agreement for any expenses related to the operation of the Funds.

     Under the Management Agreement, each Fund is responsible and has assumed the obligation for paying all of its expenses, including but not limited to:
(i) brokerage and commission expenses, (ii) federal, state, or local taxes, including issue and transfer taxes, incurred by or levied on a Fund, (iii) interest charges on borrowings, (iv) charges and expenses of a Fund's custodian and transfer agent, (v) payment of all investment advisory and management fees,
(vi) insurance premiums on a Fund's property and personnel, including the fidelity bond and liability insurance for officers and Trustees, (vii) printing and mailing of all reports, including semi-annual and annual reports, prospectuses, and statements of additional information to existing shareholders, (viii) fees and expenses of registering a Fund's shares under the federal securities laws and of qualifying its shares under applicable state securities (Blue Sky) laws subsequent to a Fund's initial fiscal period, including expenses attendant upon renewing and increasing such registrations and qualifications, (ix) legal fees and expenses including legal expenses of the independent Trustees, (x) independent Trustees' fees and auditing expenses, including auditing fees of independent public accountants, (xi) all costs associated with shareholders meetings and the preparation and dissemination of proxy solicitation materials, except for meetings called solely for the Adviser's benefit, (xii) dues and other costs of membership in industry associations, subject to the approval of any such membership by the Board of Trustees, (xiii) service fees paid to dealers and other shareholder service providers pursuant to Services Agreements between the Trust and such service providers, and (xiv) any extraordinary and non-recurring expenses, except as otherwise prescribed therein.

     As compensation for its services under the Management Agreement, the Adviser is paid a monthly fee based on a Fund's average daily net assets at the following annual rates: 0.90% of each of the Growth and Nifty Fifty Fund's average daily net assets up to $50 million (0.80% for the next $450 million of average daily net assets and 0.70% for average daily net assets over $500 million); 0.80% of the Balanced Return Fund's average daily net assets up to $50 million (0.70% for the next $450 million of average daily net assets and 0.60% for average daily net assets over $500 million); 1.10% of the Global Growth Fund's average daily net assets up to $50 million (1.00% for the next $450 million of average daily net assets and 0.90% for average daily net assets over $500 million); 1.00% of the Small & Mid-Cap Growth Fund's average daily net assets up to $50 million (0.90% for the next $450 million of average daily net assets and 0.80% for average daily net assets over $500 million); 0.90% of the Value 25 Fund's average daily net assets up to $50 million (0.80% for the next $450 million of average daily net assets and 0.70% for average daily net assets over $500 million).

     For the years ended December 31, 1994, 1995 and 1996, pursuant to the then-effective investment management agreements with the former Adviser (the "Former Adviser") (Roger Engemann Management Co., Inc.), the Growth Fund paid management fees to the Former Adviser of approximately $2,951,000, $2,985,000, and $3,202,000, respectively. For the years ended December 31, 1994, 1995, and 1996, pursuant to the then-effective investment management agreements with the Former Adviser, the Balanced Return Fund paid management fees to the Former Adviser of approximately $596,000, $512,000, and $528,000, respectively. For the years ended December 31, 1994, 1995, and 1996 pursuant to the then-effective investment management agreement, the Nifty Fifty Fund paid management fees to the Former Adviser of approximately $940,000, $1,131,000 and $1,391,000, respectively. For the Global Growth Fund for the periods ended December 31, 1994, 1995 and 1996, the Former Adviser was entitled to receive fees under the Management Agreement in the amounts of $1,210, $18,498, and $49,793, respectively. For the Small & Mid-Cap Growth Fund for the periods ended December 31, 1995 and 1996, the Former Adviser was entitled to receive fees under the Management Agreement in the amounts of $5,845, and $25,255, respectively. The Former Adviser has waived receipt of all such fees for the years 1994 and 1995 and waived $27,147 and $8,043 for the Global Growth Fund and the Small & Mid-Cap Growth Fund, respectively, for the first eight months of 1996.

     The Management Agreement is terminable with respect to each Fund on 60-days' written notice by vote of a majority of such Fund's outstanding shares, by vote of a majority of the Board of Trustees, or by the Adviser on 60-days' written notice. The Management Agreement automatically terminates in the event of its assignment as defined in the 1940 Act. The Management Agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser is not liable for any action or failure to act in accordance with its duties.


                                THE DISTRIBUTOR


     Pursuant to a Distribution Agreement with the Funds, Phoenix Equity Planning Corporation (the "Distributor"), an wholly-owned subsidiary of Phoenix Duff & Phelps Corporation and an affiliate of the Adviser, serves as distributor for the Funds. As such, the Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. The address of the Distributor is 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200.


     The Distribution Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Funds, or by vote of a majority of the Funds' Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Distribution Agreement will terminate automatically in the event of its assignment.


     Dealers with whom the Distributor has entered into sales agreements receive sales charges in accordance with the commission table set forth in the Prospectus. The Distributor may from time to time pay, from its own resources or pursuant to the Plan of Distribution described below, a bonus or other incentive to dealers (other than the Distributor) which employ a registered representative who sells a minimum dollar amount of the shares of the Funds during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States or other bonuses such as gift certificates or the cash equivalent of such bonuses. The Distributor may, from time to time, reallow the entire portion of the sales charge which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.


     Pasadena Fund Services, Inc. ("PFSI") served as the principal underwriter for the Funds prior to September 3, 1997. For the year ended December 31, 1994, PFSI received front-end sales charges of $116,677, $18,160, and $34,210, after reallowances to dealers of $754,323, $52,840, and $198,790, respectively, for sales of Class A shares of the Growth Fund, the Balanced Return Fund, and the Nifty Fifty Fund, respectively. For the year ended December 31, 1995, PFSI received front-end sales charges of $67,982, $6,600, and $36,183, after reallowances of front-end sales charges to dealers of $857,929, $55,177, and $491,687, respectively, for sales of Class A shares of the Growth Fund, the Balanced Return Fund, and the Nifty Fifty Fund, respectively. For the year ended December 31, 1996, PFSI received front-end sales charges of $63,000, $10,000, $64,000, $1,000, and $5,000 after reallowances of front-end sales charges to dealers of $486,000, $25,000, $212,000, $4,000, and $20,000, respectively, for sales of the Growth Fund, the Balanced Return Fund, the Nifty Fifty Fund, the Global Growth Fund and the Small & Mid-Cap Growth Fund, respectively. In some instances dealers may receive 100% of the sales charge for sales of shares of a Fund and may, therefore, be deemed "underwriters" under the Securities Act of 1933, as amended.

     For the year ended December 31, 1994, PFSI received contingent deferred sales charges of $6,132, $196, and $6,662 for redemptions of the Class B shares of the Growth Fund, the Balanced Return Fund, and the Nifty Fifty Fund, respectively. For the year ended December 31, 1995, PFSI received contingent deferred sales charges of $77,111, $18,276, and $71,711 for redemptions of the Class B shares of the Growth Fund, the Balanced Return Fund, and the Nifty Fifty Fund, respectively. For the year ended December 31, 1996, PFSI received contingent deferred sales charges of $247,083, $15,362, $217,219, $337, and $1 for redemptions of the Class B shares of the Growth Fund, the Balanced Return Fund, the Nifty Fifty Fund, the Global Growth Fund and the Small & Mid-Cap Growth Fund, respectively.


Administration Agreement

     Phoenix Equity Planning Corporation ("PEPCO") has entered into an Administration Agreement with the Trust on behalf of each series of the Trust including each Fund. Under the Administration Agreement, PEPCO, in its capacity as Administrator, (a) furnishes each Fund with various administrative and shareholder services including, but not limited to, (i) preparing and distributing all shareholder reports, (ii) preparing all tax returns and other regulatory filings, (iii) Blue Sky compliance services, and (iv) expenses related to fund accounting and net asset value determination, and (b) pays for all of the normal operating fees and expenses of a Fund, except for the fees and expenses related to the services to be provided by the Adviser under the Investment Management Agreement, the fees under the Administration Agreement, the services fees paid under the Services Agreements, the distribution fees paid under the Rule 12b-1 distribution plans, brokerage and commission expenses and certain de minimis fees of its independent auditors, legal counsel and trustees. See "Plans of Distribution."

     Pursuant to a Sub-Administration Agreement between PEPCO and the Adviser, the Adviser serves as sub-administrator of the Funds (the "Sub-Administrator"). PEPCO is responsible for paying all fees to the Sub-Administrator under the Sub-Administration Agreement.

     The Administration Agreement dated as of September 3, 1997, was approved, with respect to each Fund, by the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to the Administration Agreement, and continues in effect until terminated on behalf of any Fund by either party on 60-days' written notice.

     As compensation for its services and obligations under the Administration Agreement, the Administrator is paid a monthly fee at an annual rate equal to 0.60% of each Funds' average daily net assets up to $50 million, which rate is reduced at higher levels of net assets. For the year ended December 31, 1994, under the then effective Administration Agreement, the Growth Fund, the Balanced Return Fund and the Nifty Fifty Fund paid administrative fees to the Former Adviser of approximately $3,179,000, $630,000, and $997,000, respectively. For the year ended December 31, 1995, the Growth Fund, the Balanced Return Fund and the Nifty Fifty Fund paid administrative fees to the Former Adviser of approximately $3,212,000, $541,000, and $1,203,000, respectively. For the year ended December 31, 1996, the Growth Fund, the Balanced Return Fund and the Nifty Fifty Fund paid administrative fees to the Former Adviser of approximately $3,453,000, $557,000, and $1,485,000, respectively. For the Global Growth Fund, for the periods ended December 31, 1994, 1995 and 1996, the Former Adviser was entitled to receive fees pursuant to the Administration Agreement then in effect in the amounts of $1,271, $19,423 and $40,856, respectively. For the Small & Mid-Cap Growth Fund, for the periods ended December 31, 1994, 1995, and 1996, the Former Adviser was entitled to receive fees pursuant to the Administration Agreement then in effect in the amounts of $267, $6,137, and $18,772, respectively. The Former Adviser has waived receipt of all such fees for the years 1994 and 1995 and waived $28,504 and $8,445 for the Global Growth Fund and the Small & Mid-Cap Growth Fund, respectively, for the first eight months of 1996.


                             PLANS OF DISTRIBUTION

     The Trust has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for Class B, Class C and Class M of each series of the Trust (the "Class B Plan," the "Class C Plan," the "Class M Plan," and collectively the "12b-1 Plans"). The 12b-1 Plans permit the Funds to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each class of shares of the Funds.

     Pursuant to the 12b-1 Plans, the Funds may reimburse the Distributor for actual expenses of the Distributor up to 0.75% of the average daily net assets of the Funds' Class B and of Class C Shares, and up to 0.25% of the average daily net assets of the Funds' Class M Shares. Expenditures under the 12b-1 Plans shall consist of: (i) commissions to sales personnel for selling shares of the Funds (including underwriting fees and financing expenses incurred in connection with the sale of Class B Shares); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix

Funds for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds' Prospectuses and Statements of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Funds determine are reasonably calculated to result in the sale of shares of the Funds; provided however, a portion of such amount paid to the Distributor, which portion shall be equal to or less than 0.25% annually of the average daily net assets of the Funds' shares may be paid for reimbursing the costs of providing services to the shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee").

     In order to receive payments under the 12b-1 Plans and/or Services Agreements (described below), participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds' shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing. If the 12b-1 Plans are terminated in accordance with their terms, the obligations of the Funds to make payments to the Distributor pursuant to the 12b-1 Plans will cease and the Funds will not be required to make any payments past the date on which each 12b-1 Plan terminates.


     For the year ended December 31, 1994, the Former Distributor received distribution fees of $39,764, $5,918, and $18,699, respectively, with respect to the Class B shares of the Growth Fund, the Balanced Return Fund, and the Nifty Fifty Fund. For the year ended December 31, 1995, the Former Distributor received distribution fees of $183,948, $14,223, and $135,151, respectively, with respect to the Class B shares of the Growth Fund, the Balanced Return Fund, and the Nifty Fifty Fund. For the year ended December 31, 1996, the Former Distributor received distribution fees of $320,195, $47,353, $247,408, $337, and $1,200, respectively, with respect to the Class B shares of the Growth Fund, the Balanced Return Fund, the Nifty Fifty Fund, the Global Growth Fund and the Small & Mid-Cap Growth Fund. Such amounts were used by the Former Distributor in connection with the distribution of the Funds' Class B shares to compensate dealers for the sale of such shares.


     For the year ended December 31, 1994, the Former Distributor retained distribution fees of $204, $32, and $95, respectively, with respect to the Class C shares of the Growth Fund, the Balanced Return Fund, and the Nifty Fifty Fund, after reallowances to dealers of $23,519, $5,940, and $12,102, respectively. For the year ended December 31, 1995, the Former Distributor retained distribution fees of $729, $47, and $1,254, respectively, with respect to the Class C shares of the Growth Fund, the Balanced Return Fund, and the Nifty Fifty Fund, after reallowances to dealers of $92,591, $13,900, and $68,639, respectively. For the year ended December 31, 1996, the Former Distributor received distribution fees of $181,326, $25,217, $142,260, $37, and $41, respectively, with respect to the Class C shares of the Growth Fund, the Balanced Return Fund, the Nifty Fifty Fund, the Global Growth Fund and the Small & Mid-Cap Growth Fund. Such amounts were used by the Former Distributor in connection with the distribution of the Funds' Class C shares to compensate dealers for the sale of such shares.


     On a quarterly basis, the Funds' Trustees review a report on expenditures under the 12b-1 Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the 12b-1 Plans will be continued. By its terms, continuation of the 12b-1 Plans from year to year is contingent on annual approval by a majority of the Funds' Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the 12b-1 Plans or any related agreements (the "12b-1 Plan Trustees"). The 12b-1 Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the 12b-1 Plans without approval of the shareholders of the Funds and that other material amendments to the 12b-1 Plans must be approved by a majority of the 12b-1 Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The 12b-1 Plans further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The 12b-1 Plans may be terminated at any time by vote of a majority of the 12b-1 Plan Trustees or a majority of the outstanding shares of the Funds.


     The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.


Services Agreements

     Under the Services Agreements, each Fund will pay a continuing service fee to service providers, in an amount, computed and prorated on a daily basis, equal to 0.25% per annum of the Fund's average daily net assets, which will include the Adviser or Phoenix Equity Planning Corporation (the "Distributor") for shareholder accounts not serviced by other service providers. (Prior to September 3, Pasadena Fund Services, Inc. (the "Former Distributor") served as distributor of the Funds' shares.) Such amounts are compensation for providing certain services to clients owning shares of such Fund, including personal services such as processing purchase and redemption transactions, assisting in change of address requests and similar administrative details, and providing other information and assistance with respect to such Fund, including responding to shareholder inquiries.

     For the year ended December 31, 1994, the Growth Fund, the Balanced Fund and the Nifty Fifty Fund paid service fees of approximately $1,124,000, $168,000, and $284,000, respectively, of which approximately $191,000, $31,000, and $41,000, respectively, were received by the Former Adviser or the Former Distributor. For the year ended December 31, 1995, the Growth Fund, the Balanced Return Fund and the Nifty Fifty Fund paid service fees of approximately $1,133,000, $140,000, and $363,000, respectively, of which approximately $199,000, $24,000, and $51,000, respectively, were received by the Former Adviser or the Former Distributor. For the year ended December 31, 1996, the Growth Fund, the Balanced Return Fund and the Nifty Fifty Fund paid service fees of approximately $1,223,075, $145,333, and $469,651, respectively, of which approximately $226,547, $25,811, and $73,704, respectively, were received by the Former Adviser or the Former Distributor.

     During 1994, 1995, and 1996, service fees in the amounts of $303, $4,624, and $5,078, respectively, were payable by the Global Growth Fund to the Former Adviser or the Former Distributor. During 1994, 1995, and 1996, service fees in the amounts of $64, $1,461 and $4,340 were payable by the Small & Mid-Cap Growth Fund to the Former Adviser or the Former Distributor. The Former Adviser has waived receipt of all such fees for the years 1994 and 1995 and waived $4,559 and $3,216 for the Global Growth Fund and the Small & Mid-Cap Growth Fund, respectively, for the first eight months of 1996. The Adviser may choose, in its discretion, to reimburse or waive expenses specific to one or more Classes on a temporary basis. The amount of any such expenses waived or reimbursed by the Adviser may vary from Class to Class. In addition, the Adviser in its discretion may waive or reimburse Trust expenses and/or Fund expenses (with or without a waiver or reimbursement of Class-specific expenses) on a temporary basis, but only if the same proportionate amount of Trust expenses and/or Fund expenses are waived or reimbursed for each Class.

     The Adviser also may act as an investment adviser to other persons, entities, and corporations, including other investment companies and the Trust's other series. Personnel of the Adviser are affiliated with another investment adviser that has numerous advisory clients and will devote portions of their time to such clients.


                                NET ASSET VALUE

     The net asset value per share of each Fund is determined as of the close of regular trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

     A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


                               HOW TO BUY SHARES

     The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix-Engemann Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


                       ALTERNATIVE PURCHASE ARRANGEMENTS

     Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or

(ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Distributor prior to its close of business.

     The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Trust, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B or C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A or M Shares purchased at the same time.

     Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."


Class A Shares

     Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to an ongoing services fee at an annual rate of 0.25% of the Trust's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges. See the Funds' current Prospectus for additional information.


Class B Shares

     Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Class B Shares purchased prior to January 20, 1998 are subject to the sales charge schedule as it existed prior to that date. See the Funds' current Prospectus for additional information.

     Class B Shares are subject to ongoing distribution and services fees at an annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

     Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

     For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B Share dividends in the sub-account will also convert to Class A Shares.


Class C Shares

     Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. Class C Shares of the Growth Fund, Balanced Return Fund and Nifty Fifty Fund
purchased prior to   January 20, 1998 are not subject to the 1% deferred sales
charge. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and services fees of up to 1.00% of the Funds' aggregate average daily net assets attributable to Class C Shares. See the Funds' current Prospectus for more information.


Class M Shares

     Class M Shares incur a sales charge at the time of purchase but are not subject to any sales charge when redeemed. Certain purchases of Class M Shares may qualify for reduced initial sales charges as described in the Funds' Prospectus. Class M Shares are subject to ongoing distribution and services fees of up to 0.50% of the Funds' aggregate average daily net assets attributable to Class M Shares.

                           INVESTOR ACCOUNT SERVICES

     The Funds offer combination purchase privileges, letters of intent, accumulation plans, withdrawal plans and reinvestment and exchange privileges as described in the Funds' current Prospectus. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574.

     Exchanges. Under certain circumstances, shares of any Phoenix-Engemann Fund may be exchanged for shares of the same Class of another Phoenix-Engemann Fund or any other affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange.

     An "affiliated Phoenix Fund" includes any other open-end management investment company advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other investment company extends reciprocal privileges to shareholders of the Phoenix Funds. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix-Engemann Fund or any other affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").

     Systematic Exchanges. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix-Engemann Fund or any other affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix-Engemann Fund or any other affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. On Class B and C Share exchanges, the CDSC schedule of the original shares purchased continues to apply.

     Dividend Reinvestment Across Accounts. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix-Engemann Fund or any other affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

                             REDEMPTION OF SHARES

     Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more. See the Funds' current Prospectus for further information.

     Redemptions by Class B and C shareholders will be subject to the applicable deferred sales charge, if any.

     Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 30 day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Funds' current Prospectus for more information.

Telephone Redemptions

     Shareholders may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

Reinvestment Privilege

     Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to this privilege.


                      DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to elect to be treated as a regulated investment company ("RIC") and qualify annually as such under certain provision of the Internal Revenue Code (the "Code"). Under such provisions, each Fund will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. Under certain state tax laws, each Fund must also comply with the "short-short" test to qualify for treatment as a RIC for state tax purposes. Under the "short-short" test the Fund must derive less than 30% of its gross income each taxable year as gains (without deduction for losses) from the sale or other disposition of securities for less than three months. If in any taxable year each Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year the Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

     The Code imposes a 4% nondeductible excise tax on a regulated investment company if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net ordinary income, with certain adjustments, for such calendar year, plus 98% of each Fund' net capital gains for the 12-month period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax.

     Under another provision of the Code, any dividend declared by each Fund to shareholders of record in October, November and December of any year will be deemed to have been received by, and will be taxable to shareholders as of December 31 of such year, provided that the dividend is actually paid by each Fund before February 1, of the following year.

     The Funds' policy is to distribute to its shareholders substantially all investment company taxable income as defined in the Code and any net realized capital gains for each year and consistent therewith to meet the distribution requirements of Part I of subchapter M of the Code. The Funds intend to meet the other requirements of Part I of subchapter M, including the requirements with respect to diversification of assets and sources of income, so that the Funds will pay no taxes on net investment income and net realized capital gains distributed to shareholders.

     Under certain circumstances, the sales charge incurred in acquiring shares of the Funds may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Funds are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

     Distributions by the Funds reduce the net asset value of the Funds' shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the shares, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.

     Transactions in options on stock indices are subject to the Code rules of section 1256. Pursuant to these rules, such options, whether sold by the Funds during a taxable year or held by the Funds at the close of its taxable year, will be treated as if sold for their market value, with 40% of any resulting gain or loss treated as short-term and 60% long-term.

     A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

Important Notice Regarding Taxpayer IRS Certification

     Pursuant to IRS Regulations, the Funds may be required to withhold 31% of all reportable payments including any taxable dividends, capital gains distributions or share redemption proceeds, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.


     The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns. Investors are urged to consult their attorney or tax adviser regarding specific questions as to Federal, foreign, state or local taxes.


                        TAX SHELTERED RETIREMENT PLANS


     Shares of the Funds and other Phoenix Funds may be offered in connection with employer-sponsored 401(k) plans. REA and its affiliates may provide administrative services to these plans and to their participants, in addition to the services that REA and its affiliates provide to the Phoenix-Engemann Funds and other affiliated Phoenix Funds, and may receive compensation therefor. For information on the terms and conditions applicable to employee participation in such plans, including information on applicable plan administrative charges and expenses, prospective investors should consult the plan documentation and employee enrollment information which is available from participating employers.


                             TRUSTEES AND OFFICERS


 The Trustees and Officers of the Trust and their business affiliations for the past five years are set forth below.



                                 Positions Held            Principal Occupations
Name, Address and Age            With the Trust            During the Past 5 Years
------------------------------   -----------------------   ---------------------------------------------------------------
Roger Engemann* (56)             Chairman of the           President of the Adviser since 1972. President and a Director
600 North Rosemead               Board, President and      of Pasadena Capital Corporation.
 Boulevard                       Trustee
Pasadena, California 91107

John S. Tilson (53)              Chief Financial           Executive Vice President, Portfolio Manager and Securities
600 North Rosemead Boulevard     Officer and Secretary     Analyst with the Adviser since 1983. Officer and a Director of
Pasadena, California 91107                                 Pasadena Capital Corporation.

Barry E. McKinley (61)           Trustee                   Certified Public Accountant; head of B.E. McKinley &
201 South Lake Avenue                                      Associates, an accounting firm, since its inception in 1971.
Suite 400
Pasadena, California 91101

Robert L. Peterson (59)          Trustee                   Private investor. From 1988-1995, Regional Manager for
P.O. Box 80784                                             Commercial Real Estate Brokerage in the Pasadena office
San Marino, California 91118                               of Jon Douglas Company, a real estate firm. Prior thereto he was associated with the real estate brokerage firm of R.A.
                                                           Rowan & Co.
Richard C. Taylor (50)           Trustee                   President of Richard Taylor Company, Inc., a food ingredients
2100 Huntington Drive, #9                                  broker, since 1987.
San Marino, California 91108

Angela Wong (45)                 Trustee                   Since 1986, Ms. Wong has been of counsel to the law firm of
11355 West Olympic Boulevard                               Manatt, Phelps, Phillips & Kantor, specializing in employee
Los Angeles, California 90064                              benefits.

                               Positions Held          Principal Occupations
Name, Address and Age          With the Trust          During the Past 5 Years
----------------------------   ---------------------   ------------------------------------------------------------
Richard A. Watson (43)         Controller--Fund        Vice President and Controller--Fund Accounting of Roger
600 North Rosemead Boulevard   Accounting and          Engemann Management Co., Inc., the predecessor Adviser.
Pasadena, California 91107     Assistant Secretary     From September 1988 to June 1993, Mutual Fund Operations
                                                       Manager of The Phoenix-Engemann Group of Mutual Funds
                                                       and Chief Financial Officer of Roger Engemann Management
                                                       Co., Inc. A Director of Pasadena Capital Corporation. Prior
                                                       thereto, Mr. Watson was an Audit Manager with Coopers &
                                                       Lybrand.

*Indicates that the Trustee is an "interested person" of the Trust within the meaning of the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.


     Prior to September 3, 1997, and as shown in the following table, the Adviser paid the fees of the Trustees who are not affiliated with the Adviser. Effective September 3, 1997, such fees are paid directly from the assets of the Trust. Prior to January 1, 1997, such fees are $1,250 per quarter plus $1,250 for each meeting attended. Effective January 1, 1997, such fees are $2,500 per quarter plus $2,500 for each meeting attended. The officers of the Trust and the Trustees affiliated with the Adviser receive no direct compensation for performing the duties of such offices. However, those officers and Trustees who are affiliated with the Adviser may receive remuneration indirectly because the Adviser receives management fees from the Funds. The table provides information regarding all Funds in the Phoenix-Engemann Group of Mutual Funds for the fiscal year ended December 31, 1996 (during that period, it was called the Pasadena Group of Mutual Funds).



                                                                                         Total
                                             Pension or                               Compensation
                        Aggregate        Retirement Benefits        Estimated        From Fund and
                       Compensation        Accrued as Part       Annual Benefits      Fund Complex
        Name            From Fund         of Fund Expenses       Upon Retirement    Paid to Trustees
--------------------   --------------   ---------------------   -----------------   -----------------
Roger Engemann             None                 None                  None                 None
John S. Tilson             None                 None                  None                 None
Barry E. McKinley        $10,000                None                  None               $10,000
Robert L. Peterson       $10,000                None                  None               $10,000
Richard C. Taylor        $10,000                None                  None               $10,000
Angela Wong              $10,000                None                  None               $10,000
Richard A. Watson          None                 None                  None                 None

     As of September 30, 1997, the Trustees and Officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Balanced Return and Nifty Fifty Funds. As of September 30, 1997, the Trustees and Officers of the Trust, as a group, owned 1.07% of the Growth Fund, 11.60% of the Global Growth Fund, 12.80% of the Value 25 Fund and 5.50% of the Small to Mid-Cap Growth Fund.


                               OTHER INFORMATION


Five Percent Shareholders

     As of September 25, 1997 the following shareholders, to the Trust's knowledge, owned of record 5% or more of each Fund's outstanding shares by class, as noted:


                                    Class A     Class B     Class C
                                    ---------   ---------   --------
Phoenix-Engemann Growth Fund         49.14%      51.19%      71.89%
Merrill Lynch, Pierce,
 Fenner & Smith, Inc.*
Attn: Book Entry
4801 Deer Lake Drive East
Jacksonville, Florida 32246-6485

                                    Class A       Class B       Class C
                                    -----------   -----------   -----------
Phoenix-Engemann Balanced              29.17%        53.22%        77.68%
Return Fund
 Merrill Lynch, Pierce,
 Fenner & Smith, Inc.*
Attn: Book Entry
4801 Deer Lake Drive East
Jacksonville, Florida 32246-6485

Phoenix-Engemann Nifty Fifty           50.35%        52.21%        73.01%
Fund
Merrill Lynch, Pierce,
 Fenner & Smith, Inc.*
Attn: Book Entry
4801 Deer Lake Drive East
Jacksonville, Florida 32216

Phoenix-Engemann Global
Growth Fund
Merrill Lynch, Pierce,               12.82%        40.72%        68.28%
 Fenner & Smith, Inc.*
Attn: Book Entry
4801 Deer Lake Drive East
Jacksonville, Florida 32216

Pasadena National Trust                 8.72%
Cust for IRA of
Roger Engemann
731 S. Madre Street

Pasadena, California 91107-5662
Union Bank of California                6.57%
FBO Barney Sofro
475 Sansome Street, 11th Floor
San Francisco, California 94111-
3103

Phoenix-Engemann Small & Mid-Cap Growth Fund
Merrill Lynch, Pierce,                 44.19%        61.93%        77.60%
 Fenner & Smith, Inc.*
Attn: Book Entry
4801 Deer Lake Drive East
Jacksonville, Florida 32216

Pasadena National Trust                 7.17%
Cust for IRA of
Roger Engemann
731 S. Madre Street
Pasadena, California 91107-5662

Phoenix-Engemann Value 25 Fund
Merrill Lynch, Pierce,                 19.61%        66.12%        84.00%
 Fenner & Smith, Inc.*
Attn: Book Entry
4801 Deer Lake Drive East
Jacksonville, Florida 32216

                                     Class A       Class B     Class C
                                     -----------   ---------   --------
Phoenix-Engemann Value 25 Fund

Pasadena National Trust                 15.21%
Cust for IRA of
Roger Engemann
731 S. Madre Street
Pasadena, California 91107-5662

Union Bank of California Cust            6.81%
FBO Moore Investment Partnership
PO Box 109
San Diego, California 92112-4103

*Record owner only for its individual customers. To the Trust's knowledge, no customer beneficially owned 5% or more of the total outstanding shares of any Class of any Fund.

Independent Accountants

     Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, is the independent accountants for the Funds. Price Waterhouse LLP audits the Funds' annual financial statements and expresses an opinion thereon. Prior to July, 1997, Coopers & Lybrand LLP was the independent accountants for the Funds.

Custodian and Transfer Agent

     The custodian of the assets of the Funds (other than the Global Growth
Fund) is Union Bank of California, 475 Sansome Street, San Francisco, California 94111. The custodian of the assets of the Global Growth Fund is State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts 02101.


     Pursuant to a Transfer Agent and Service Agreement with the Trust, Equity Planning serves as transfer agent for the Funds (the "Transfer Agent") for which it is paid $14.95 plus certain out of pocket expenses for each designated shareholder account. The Transfer Agent engages sub-agents to perform certain shareholder servicing functions for which such agents are paid a fee by Equity Planning.

Report to Shareholders

     The fiscal year of the Funds ends on December 31. The Funds will send financial statements to shareholders at least semi-annually. An annual report, containing financial statements, audited by independent accountants, will be sent to shareholders each year, and is available without charge upon request.

Financial Statements

     The Funds' audited financial statements contained in their Semiannual Reports to Shareholders for the period ended June 30, 1997 and their Annual Reports to Shareholders for the fiscal year ended December 31, 1996 (the "Reports"), are incorporated herein by reference to the Reports which have been filed with the Securities and Exchange Commission. The financial information relating to the Funds is available by calling Equity Planning at (800) 243-4361, or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. A copy of the Semiannual Report must precede or accompany this Statement of Additional Information.

                                   APPENDIX

Moody's Investors Service, Inc. Corporate Bond Ratings

     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa Group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation's Corporate Bond Ratings
     AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.